As filed with the Securities and Exchange Commission on August 27, 2009

1933 Act File No. ____________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933 [ X ]

Pre-Effective Amendment No. ___  [   ]

Post-Effective Amendment No. ___ [   ]

EATON VANCE LIMITED DURATION INCOME FUND
(Exact name of Registrant as Specified in Charter)

Two International Place, Boston, MA 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant's Telephone Number)

MAUREEN A. GEMMA
Two International Place, Boston, MA 02110
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Titles of		Proposed Maximum	Proposed Maximum	Amount of
Securities Being	Amount Being	Offering Price Per	Aggregate Offering	Registration Fees
Registered	Registered (1)	Unit (1)	Price	(1)(2)

Common Stock
$0.01 par value	4,200,000	$15.06	$63,252,000	$3,529.46

(1)	Estimated solely for the purposes of calculation the filing fee, pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Transmitted prior to filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

EATON VANCE LIMITED DURATION INCOME FUND (the “Registrant”)

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement contains the following papers and documents:

     Cover Sheet

     Contents of Registration Statement

     Letter from the President of Eaton Vance Credit Opportunities Fund

     Notice of Special Meeting of Shareholders of Eaton Vance Credit Opportunities Fund

     Part A – Proxy Statement/Prospectus of Eaton Vance Credit Opportunities Fund and Eaton Vance Limited Duration Income Fund

     Part B – Statement of Additional Information of Eaton Vance Limited Duration Income Fund

     Part C – Other Information

     Signature Page

     Exhibits

EATON VANCE CREDIT OPPORTUNITIES FUND

September 14, 2009

Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Credit Opportunities Fund (the “Acquired Fund”) on November 13, 2009, to consider a proposal to approve an Agreement and Plan of Reorganization to merge the Acquired Fund into Eaton Vance Limited Duration Income Fund (the “Acquiring Fund”). In the transaction, the common shares of the Acquired Fund will be exchanged for common shares of the Acquiring Fund, and the holders of auction preferred shares (“APS”) of the Acquired Fund will receive cash equal to the liquidation preference of such shares (the “Reorganization”). The enclosed combined Proxy Statement and Prospectus describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

     After consideration and recommendation by the Acquired Fund’s investment adviser, Eaton Vance Management, the Board of Trustees of the Acquired Fund has determined that it is in the best interest of the Acquired Fund to merge into the Acquiring Fund. Common shareholders of the Acquired Fund will benefit from the Reorganization because they will become common shareholders of a larger, more diversified fund that has the same investment objectives and similar policies and restrictions as the Acquired Fund. The Acquiring Fund also has lower total operating expenses. As noted above, holders of Acquired Fund APS will receive cash in full liquidation of their APS holdings.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the Acquired Fund does need your vote. You can vote by mail, telephone, or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the Acquired Fund avoid the expense of additional solicitation.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m., Eastern Time. Your participation in this vote is extremely important.

Sincerely, Payson F. Swaffield President

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone or over the Internet by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE CREDIT OPPORTUNITIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 13, 2009

To the shareholders of the Eaton Vance Credit Opportunities Fund (the “Acquired Fund”):

A shareholder meeting for the Acquired Fund will be held at Two International Place, Boston, Massachusetts, on November 13, 2009, at 3:00 p.m., Eastern Time, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between the Acquired Fund and Eaton Vance Limited Duration Income Fund (the “Acquiring Fund”), the termination of the Acquired Fund’s registration under the Investment Company Act of 1940, as amended, and the dissolution of the Acquired Fund under applicable state law. Under this Agreement, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Fund in exchange for an equal aggregate value of newly-issued common shares of beneficial interest of the Acquiring Fund, with par value of $0.01 per share, and cash consideration equal to the aggregate liquidation preference of the Acquired Fund’s auction preferred shares.

The Board of Trustees of the Acquired Fund recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting and any adjourned or postponed sessions thereof.

Shareholders of record as of the close of business on August 31, 2009, are entitled to vote at the meeting or any adjournment thereof.

By order of the Board of Trustees, Maureen A. Gemma Secretary

September 14, 2009

IMPORTANT
Shareholders can help the Board of Trustees of the Acquired Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

PROXY STATEMENT of
Eaton Vance Credit Opportunities Fund
(the “Acquired Fund”)

PROSPECTUS for
Common Shares of
Eaton Vance Limited Duration Fund
(the “Acquiring Fund”)

Two International Place
Boston, Massachusetts 02110

We are sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund, a Massachusetts business trust registered as a closed-end management investment company, to be held on November 13, 2009 (the “Meeting Date”) at 3:00 p.m., Eastern Time, at Two International Place, Boston, Massachusetts 02110. This document is both the Proxy Statement of the Acquired Fund and the Prospectus of the Acquiring Fund. (The Acquired Fund and the Acquiring Fund hereinafter are sometimes referred to as a “Fund” or collectively as the “Funds”). A proxy is enclosed with the foregoing Notice of a Special Meeting of Shareholders for the benefit of shareholders who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone or via the Internet. The proxy is solicited on behalf of the Board of Trustees of the Acquired Fund.

This Proxy Statement/Prospectus relates to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). The Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A. The Plan provides as follows:

  In the Reorganization, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund;
  The Acquiring Fund will issue common shares to the Acquired Fund equal in value to the net assets of the Acquired Fund attributable to its common shares immediately prior to the Reorganization;
  The Acquiring Fund will pay cash consideration to the Acquired Fund equal in value to the aggregate liquidation preference of the Acquired Fund auction preferred shares (“APS”) immediately prior to the Reorganization;
  The Acquired Fund will distribute the Acquiring Fund common shares so received to its common shareholders in proportion to their holdings immediately prior to the Reorganization;
  The Acquired Fund will distribute the cash consideration so received to its APS holders in proportion to their holdings immediately prior to the Reorganization;
  The Acquired Fund will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and dissolve under applicable state law; and
  After the Reorganization, the Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement/Prospectus.

The common shares of the Acquired Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “EOE”). The common shares of the Acquiring Fund are listed on the NYSE Amex under the ticker symbol “EVV” and will continue to be so listed after the Reorganization. Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

i

As described in this Proxy Statement/Prospectus, in approving the Reorganization, the Board of Trustees of each Fund determined that the Reorganization is in the best interest of each Fund and that no dilution will occur as a result of the Reorganization. In reaching this determination, each Board considered the similarities between the Funds’ investment objectives and policies, the lower total operating expenses that would be realized by the Acquired Fund common shareholders after the Reorganization, the economies that would be realized by allocating Fund expenses over a larger asset base after the Reorganization, that the Acquired Fund APS will be liquidated and that the Reorganization is expected to be tax-free to the Funds and their shareholders, as well as other factors.

Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s proxy tabulator, D.F. King, 48 Wall Street, New York, NY 10005, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about September 14, 2009. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on August 31, 2009 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. The Acquired Fund shareholders at the close of business on the Record Date will be entitled to one vote for each share of the Acquired Fund held.

This Proxy Statement/Prospectus sets forth concisely the information that you should know before investing. You should read and retain this Proxy Statement/Prospectus for future reference. To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m., Eastern time.

The following documents are on file with the Securities and Exchange Commission (“SEC”) or are available at no charge by calling Eaton Vance Management at 1-800-262-1122. The documents are incorporated by reference (and therefore legally part of) this Proxy Statement/Prospectus.

  The Acquiring Fund’s annual report to shareholders dated April 30, 2009
  The Acquired Fund’s annual report to shareholders dated April 30, 2009
  A Statement of Additional Information dated September 14, 2009 that relates to this Proxy Statement/Prospectus and the Reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is September 14, 2009.

ii

TABLE OF CONTENTS

PROPOSAL 1: APPROVE AGREEMENT AND PLAN OF REORGANIZATION		1
SUMMARY		3
COMPARISON OF THE FUNDS: INVESTMENT OBJECTIVES AND POLICIES		5
RISK FACTORS AND SPECIAL CONSIDERATIONS		17
FEES AND EXPENSES FOR COMMON SHAREHOLDERS OF THE FUNDS		23
CAPITALIZATION		25
PAST PERFORMANCE OF EACH FUND		25
INFORMATION ABOUT COMMON SHARES OF THE FUNDS		26
INFORMATION ABOUT APS		28
U.S. FEDERAL INCOME TAX MATTERS		28
GOVERNING LAW		28
CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST		29
FINANCIAL HIGHLIGHTS		30
SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION		30
TAX STATUS OF THE REORGANIZATION		32
MANAGEMENT OF THE FUNDS AND FUND SERVICE PROVIDERS		33
REQUIRED VOTE AND OTHER INFORMATION ABOUT THE MEETING		36
OWNERSHIP OF SHARES		40
EXPERTS		41
AVAILABLE INFORMATION		41
APPENDIX A:	FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B:	INFORMATION ABOUT APS	B-1
APPENDIX C:	DIVIDEND REINVESTMENT PLANS	C-1
APPENDIX D:	CERTAIN U.S. TAX CONSEQUENCES	D-1
APPENDIX E:	FINANCIAL HIGHLIGHTS	E-1

No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

iii

PROPOSAL 1

APPROVE AGREEMENT AND PLAN OF REORGANIZATION

The Board of each Fund, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”), has approved the Plan for the Reorganization of the Acquired Fund into the Acquiring Fund. If the shareholders of the Acquired Fund approve the Plan, then Acquiring Fund common shares and cash consideration will be issued to the holders of the Acquired Fund common shares and APS, respectively, in exchange for substantially all of the assets of the Acquired Fund and the assumption of substantially all of the liabilities of the Acquired Fund. The Acquired Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value (“NAV”) of the Acquiring Fund common shares received in the Reorganization will equal the aggregate NAV of the Acquired Fund common shares held immediately prior to the Reorganization (though common shareholders may receive cash for their fractional shares). The cash consideration received in the Reorganization will equal the aggregate liquidation preference of the Acquired Fund APS held immediately prior to the Reorganization.

The Reorganization seeks to combine two similar Funds to achieve certain economies of scale and other operational efficiencies. The Reorganization has been considered by the Board of Trustees of each Fund. In reaching the decision to recommend that the shareholders of the Acquired Fund vote to approve the Reorganization, the Trustees, including the Independent Trustees, concluded that the Reorganization would be in the best interest of the Acquired Fund’s shareholders and that the interests of existing shareholders would not be diluted as a consequence thereof. In making this determination, the Trustees considered a number of factors, including the following:

Similar Objectives, Restrictions and Policies. The Acquired Fund and the Acquiring Fund have the same investment objectives and similar policies and restrictions. While the Acquired Fund invests at least 80% of its total assets in (a) publicly and privately issued debt securities and (b) bank loans and loan participations, including senior secured, second lien secured and other types of secured and unsecured loan obligations, the Acquiring Fund invests at least 25% of its total assets in each of (1) mortgage backed securities and (2) below investment grade investments, including senior loans and high yield bonds.

The Acquiring Fund has a lower risk profile than the Acquired Fund because by prospectus the Acquiring Fund maintains a weighted average portfolio credit quality of investment grade. The Acquired Fund does not have similar investment restrictions and as of May 22, 2009 had a weighted average portfolio credit quality of B-. If the Acquired Fund and the Acquiring Fund merge, Acquired Fund shareholders would be invested in a portfolio with a higher average credit quality and would have less exposure to second lien loans. Because the Acquiring Fund is significantly larger than the Acquired Fund, the acquisition of the Acquired Fund’s assets would have an immaterial impact on the Acquiring Fund’s credit quality and asset allocation.

Lower Fund Fees and Expenses. After the Reorganization, Acquiring Fund shareholders would realize modest savings in Fund operating expenses, while the former common shareholders of the Acquired Fund would realize a decrease in Fund operating expenses of approximately 0.49% annually. After the Acquiring Fund’s contractual expense reimbursement expires in 2011, former common shareholders of the Acquired Fund would continue to benefit from total operating expenses that are approximately 0.44% lower annually than the Acquired Fund’s current total operating expenses.

Relative Performance. The Acquiring Fund’s total return for the one-year, three-year, and life-of-fund periods ended May 31, 2009 substantially exceeded that of the Acquired Fund. However, as of May 31, 2009, the distribution rate on the common shares of the Acquired Fund exceeded that on the common shares of the Acquiring Fund. As of May 31, 2009, the distribution rate on common shares of the Acquired Fund was 12.93% and on the Acquiring Fund was 10.48%. The Acquired Fund’s relatively higher distribution rate is attributable to its higher concentration in second lien loans and other lower investment quality assets.

Trading Discounts to NAV; Exchange Listing. As of May 29, 2009, the Acquired Fund’s common shares were trading at a discount to NAV of -8.28% while the Acquiring Fund’s common shares were trading at a discount to NAV of -9.02%. Since mid-2006, the Acquired Fund’s common shares generally have traded at a smaller discount or a greater premium to NAV than the Acquiring Fund’s common shares largely due to the Acquired Fund’s lower net asset value per share and higher distribution rate. There can be no assurance, that after the Reorganization, the common shares of the combined fund (the “Combined Fund”) will trade at a higher premium to NAV, or at a smaller discount to NAV than is currently the case for the Acquiring Fund’s common shares. While the Acquired Fund common shares trade on the NYSE and the Acquiring Fund common shares trade on the NYSE Amex, moving to the NYSE Amex is not expected to have a substantive impact on the former common shareholders of the Acquired Fund.

Economies of Scale and Other Benefits. The Combined Fund offers economies of scale that may lead to lower fixed expenses on a per share basis for common shareholders. Such economies may be realized with respect to exchange listing fees, printing fees, costs for legal, auditing, custodial and administrative services, and miscellaneous fees. In addition, the greater asset size of the Combined Fund may result in greater diversification of portfolio holdings.

No Dilution. After the Reorganization, each former shareholder of the Acquired Fund will own shares of the Acquiring Fund equal to the aggregate value of his or her shares of the Acquired Fund immediately prior to the Reorganization. Because shares of the Acquiring Fund will be issued at NAV in exchange for the assets of the Acquired Fund, that, net of the liabilities of the Acquired Fund assumed by the Acquiring Fund, will equal the aggregate value of those shares, the Acquiring Fund’s NAV will be unchanged. Thus, the Reorganization will not result in any dilution to shareholders.

No Tax Consequences. The Acquired Fund expects to obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. Shareholders will not recognize a taxable gain or loss on the receipt of shares of the Acquiring Fund in liquidation of their interest in the Acquired Fund. Their tax basis in the Acquiring Fund shares received in the Reorganization will be the same as their tax basis for their Acquired Fund shares, and the tax holding period will be the same. The Acquiring Fund’s tax basis for the assets received in the Reorganization will be the same as the Acquired Fund’s basis immediately before the Reorganization, and the Acquiring Fund’s tax holding period for those assets will include the Acquired Fund’s holding period. Furthermore, it is not anticipated that the Reorganization will preclude utilization of any of the capital loss carryovers of either Fund. The receipt of cash consideration by the Acquired Fund APS holders is a taxable exchange, but because the consideration generally should equal each such shareholder’s tax basis in the APS being exchanged, no gain or loss is expected to be recognized by such shareholders.

Effect on Eaton Vance. The Board also considered that the Funds’ investment adviser, Eaton Vance Management (“Eaton Vance”, or the “Adviser”), will benefit from the Reorganization. After the Reorganization, Eaton Vance will continue to collect advisory fees on the Acquired Fund’s assets acquired by the Acquiring Fund pursuant to the Reorganization. The Acquired Fund commenced operations three years after the Acquiring Fund and Eaton Vance is currently waiving a greater portion of the Acquired Fund’s advisory fee as compared to the Acquiring Fund pursuant to the contractual fee waivers in place. Accordingly, the Acquiring Fund currently has a higher effective fee rate than the Acquired Fund and will continue to do so through May 31, 2014, when the Acquired Fund’s waiver expires. As a result, assuming the Reorganization occurred on May 31, 2009, Eaton Vance estimates that it would collect an additional $58,000, $87,000, $87,000, $58,000 and $29,000 in advisory fees for the years ended 2010, 2011, 2012, 2013 and 2014 respectively. There is no impact to advisory fees in subsequent years as the Acquired Fund’s contractual waiver expires on May 31, 2014 and thereafter the Acquired Fund and the Acquiring Fund are subject to the same advisory fee rate.

Liquidation of Acquired Fund APS. As discussed below in greater detail, since mid-February 2008 the market for APS has become generally illiquid and investors have not been able to sell their securities through the auction process. As a result of the Reorganization, Acquired Fund APS holders will receive cash in exchange for their APS, thus liquidating their APS holdings in their entirety.

Terms of the Plan. The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization to be borne by the Acquired Fund common shareholders, estimated to be approximately $400,000.

The Board of the Acquired Fund recommends that shareholders of the Acquired Fund approve the Fund’s proposed Reorganization at the Special Meeting to be held on November 13, 2009.

Shareholder approval of the Reorganization requires, with respect to the Acquired Fund, the vote of the holders of at least a majority of the common shares and APS, voting together. Subject to the requisite approval of the shareholders of the Acquired Fund with regard to the Reorganization, it is expected that the closing date of the Reorganization will be on the Acquired Fund APS dividend payment date immediately following the Special Meeting.

Summary

Comparison of the Funds. The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety to the more complete information contained herein and in the Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus carefully.

Investment Objectives and Policies. Each Fund is a registered, diversified closed-end management investment company under the 1940 Act.

  Acquired Fund: Under normal market conditions, at least 80% of the Acquired Fund’s total assets will be invested in (1) publicly and privately issued bonds and other debt securities (“Bonds”) including Bonds, commonly known as “junk bonds” that are of below investment grade quality (rated below Baa3- by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by Standard & Poor’s Rating Group (“S&P”) or Fitch Ratings (“Fitch”) (each a “Rating Agency”) or, if unrated, determined by the investment adviser to be of comparable quality) (“Non-Investment Grade Bonds”) and (2) loans and loan participations (collectively, “Loans”), including senior secured floating rate Loans (“Senior Loans”), “second lien” secured floating rate Loans (“Second Lien Loans”), and other types of secured and unsecured Loans with fixed and variable interest rates.
  Acquiring Fund: The Acquiring Fund invests its at least 25% of its total assets in each of (1) mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S.
  Government or its agencies or instrumentalities or that are issued by private issuers (“MBS”) and (2) investments rated below investment grade (as defined above), which include (but are not limited to) Senior Loans and high yield bonds.
  Acquired Fund: The Acquired Fund may purchase and sell derivative instruments (which derive their value by reference to another instrument, security or index) for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or to change the duration of the Fund. The Acquired Fund may invest in the following types of derivative instruments: purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts and exchange-traded and over-the-

  counter options on securities, indices or currencies; interest rate swaps; credit default swaps; total return swaps; forward rate contracts and options thereon; structured notes; foreign exchange hedging instruments; and derivatives based on various Loan and Bond indices. In order to help protect the soundness of derivative transactions and outstanding derivative positions, Eaton Vance requires derivative counterparties to have a minimum credit rating of A from Moody's (or comparable rating from another Rating Agency) and monitors such rating on an on-going basis.
  Acquiring Fund. The Acquiring Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for risk management purposes, such as hedging against fluctuations in securities prices or interest rates; diversification purposes; or changing the duration of the Fund. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit- linked notes, tranches of collateralized loan obligations, options on futures contracts, and exchange-traded and over-the-counter options on securities or indices, and interest rate, total return and credit default swaps. The Acquiring Fund may invest up to 10% of its gross assets in long credit default swap positions on below investment grade corporate securities, Senior Loans and/or indices relating to such investments. The Acquiring Fund may enter into forward commitments to purchase generic MBS, with the total amount of such outstanding commitments not to exceed 10% of its total net assets. In addition, the Acquiring Fund may enter into forward commitments to sell generic MBS with the total amount of outstanding commitments not to exceed 50% of the Fund’s holdings of MBS. Counterparties to these agreements are required to have an investment grade credit quality rating at the time of investment.

Guidelines of a Rating Agency that rates any preferred shares issued by a Fund may limit the Funds’ ability to engage in deriviative transactions.

For more information about the Funds’ investment objectives or policies see the table following “Comparison of the Funds: Investment Objectives and Policies” below.

Purchase and Sale of Fund Shares. Purchase and sale procedures for the common shares of each Fund are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the New York Stock Exchange (“NYSE”) for the Acquired Fund or the NYSE Amex for the Acquiring Fund, or may purchase or sell common shares through privately negotiated transactions with existing shareholders. The Acquired Fund and the Acquiring Fund currently have APS outstanding. When initially offered, it was contemplated that each Fund’s APS would be purchased and sold at separate auctions conducted on a regular basis (unless the Fund elected, subject to certain conditions, to declare a special dividend period). However, since mid-February 2008 the functioning of the auction markets for certain types of auction rate securities (including APS) have been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for APS have not cleared and APS generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the APS markets will never resume normal functioning.

Redemption Procedures. Redemption procedures for the Acquired Fund and the Acquiring Fund are also similar. The common shares of each Fund have no redemption rights. However, the Board of each Fund may consider open market share repurchases of, or tendering for, common shares to seek to reduce or eliminate any discount in the market place of the common shares from the NAV thereof. Each Fund’s ability to repurchase, or tender for, its common shares may be limited by 1940 Act asset coverage requirements and by the Rating Agency rating its APS. Although a Fund will not ordinarily redeem APS, it may be required to redeem APS if, for example, it does not meet an asset coverage ratio required by law or in order to correct a failure to meet the Rating Agency guidelines in a timely manner.

Comparison of the Funds: Investment Objectives and Policies

The investment objectives for each Fund is identical. Each Fund has similar investment policies and risks. Set forth below is a comparison of the Funds, including their investment objectives, policies and other pertinent factors.

	Acquired Fund	Acquiring Fund

Business	Diversified, closed-end management investment company organized as a
Massachusetts business trust.

Investment	The primary investment objective is to provide a high level of current income with a
objective	secondary objective to seek capital appreciation.

Net assets	$50.1 million	$1.5 billion
attributable to
common shares
as of May 31,
2009

Listing (common	NYSE (ticker symbol “EOE”)	NYSE Amex (ticker symbol “EVV”)
shares)

APS	One series, rated AA from Fitch	Five series, rated AAA by Fitch

Fiscal year end	April 30

Investment	Eaton Vance
adviser
(“Adviser”)

Portfolio	Scott H. Page (since inception)	Christine M. Johnston (since 3/1/2007)
managers
	Andrew N. Sveen (since 4/23/2007)	Catherine C. McDermott (since 1/30/2008)

	Payson F. Swaffield (since inception)	Scott H. Page (since inception)

	Michael W. Weilheimer (since inception)	Susan Schiff (since inception)

	All are Vice Presidents of Eaton Vance.	Payson F. Swaffield (since inception)

Mark S. Venezia (since 3/16/2004)

Michael W. Weilheimer (since inception)

All are Vice Presidents of Eaton Vance.

Primary	The Acquired Fund invests in credit-	The Acquiring Fund invests primarily in two
investments	related investments. The Fund invests	investment categories: (1) MBS; and (2)
	its total assets in the following	investments related below investment
	categories of credit-related investments	grade, which include, but are not limited to
	(collectively, the Fund’s “principal	Senior Loans and high yield bonds.
investment categories”): (1) publicly and
privately issued Non-Investment Grade
Bonds and (2) Loans, including Senior
Loans, Second Lien Loans and other
types of secured and unsecured Loans
with fixed and variable interest rates.

	Acquired Fund	Acquiring Fund

Allocation of	The Adviser has broad discretion to	The Adviser has broad discretion to
assets	allocate the Acquired Fund’s assets	allocate the Acquiring Fund’s assets among
	between and within its principal	the principal asset classes; provided that,
	investment categories and to change	under normal market conditions, at least
	allocations over time as conditions	25% of its assets will be invested in each
	warrant. The Acquired Fund is not	investment category.
obligated to hold investments in each
category and may at times focus its
investments in a single category or in a
particular type of investment within a
single category.

Credit quality	The Acquired Fund may invest in credit-	The Acquiring Fund maintains an average
	related investments of any credit quality.	dollar weighted average portfolio credit
	The Acquired Fund will not invest more	quality of investment grade (BBB- or
	than 15% of its total assets in interest-	above).
bearing investments that, at the time of
purchase, are not current on their
interest payment obligations.

Duration	The Acquired Fund does not maintain	The Acquiring Fund maintains a duration of
	fixed duration or maturity policies, and	between two and five years (including the
	may invest in securities and obligations	effect of leverage).
of any duration or maturity

Mortgage backed	The Acquired Fund does not invest in	The Acquiring Fund invests only in MBS
securities	MBS.	that are backed by a guarantee of the U.S.
(“MBS”)		Government (or one of its agencies or
instrumentalities), although certain of these
instruments may be privately issued. MBS
represent participation interests in pools of
fixed-rate and adjustable-rate mortgage
loans. Unlike conventional debt obligations,
MBS provide monthly payments derived
from the monthly interest and principal
payments (including any prepayments)
made by the individual borrowers on the
pooled mortgage loans. The Adviser
invests primarily in MBS that have had a
history of refinancing opportunities (so
called "seasoned MBS"). Seasoned MBS
tend to have a higher collateral to debt ratio
than other MBS because a greater
percentage of the underlying debt has been
repaid and the collateral property may have
appreciated in value. The Adviser may
discontinue the practice of focusing on
seasoned MBS at any time. The Adviser
expects that under current market
conditions many of the MBS held by the
Fund will be premium bonds acquired at
prices that exceed their par or principal
value.

	Acquired Fund	Acquiring Fund

Senior Loans	Each Fund invests in Senior Loans. Senior Loans are floating rate Loans made to corporations and other non-governmental entities and issuers. Senior Loans typically hold a senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior
Loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread.
Base lending rates in common usage today are primarily the London-Interbank Offered
Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S.
banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. The Senior Loans held by a Fund typically have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the Adviser, the average life of
Senior Loans over the last decade has been two to four years because of prepayments. For the Acquired Fund only, floating rate debt investments with the characteristics of Senior Loans, such as “debtor-in-possession” or “DIP” Loans, and derivative instruments based on indices of Senior Loans (e.g., “AMIs” are, for purposes of the Fund's investment policies, considered Senior Loans.

Each Fund may purchase and retain in its portfolio Senior Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan.

Each Fund primarily purchases Senior Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. A Fund may also purchase participations in the original syndicate making Senior Loans. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.
Each Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

	Acquired Fund	Acquiring Fund

Second Lien	Each Fund may invest in Second Lien Loans, other secured loans and unsecured
Loans, other	loans. These are Loans made by public or private corporations or other non-
secured and	governmental entities and issuers for a variety of purposes. The Acquired Fund may
unsecured Loans	invest in these instruments as part of its primary investment strategy.

Second Lien Loans are second in right of payment to one or more Senior Loans of the related borrower. Second Lien Loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan and typically have similar protections and rights as Senior Loans.
Second Lien Loans, like Senior Loans, typically have adjustable floating rate interest payments.

Secured Loans other than Senior Loans and Second Lien Loans may rank lower in right of payment to one or more Senior Loans and Second Lien Loans of the borrower and typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower's obligation under the Loan, and typically have more subordinated protections and rights than Senior Loans and Second Lien Loans.
Secured Loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured Loans may have fixed or adjustable floating rate interest payments.

Unsecured Loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured Loans are not secured by a security interest or lien to or on specified collateral securing the borrower's obligation under the Loan. Unsecured Loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including Senior Loans,
Second Lien Loans and other secured Loans. Unsecured Loans may have fixed or adjustable floating rate interest payments.

Foreign	The Acquired Fund may invest without	The Acquiring Fund may invest up to 15%
investments	limitation in securities and obligations of	of its total assets in foreign investments
	both domestic and foreign issuers and	denominated in Euros, sterling, Swiss
	obligors, except that the Fund will not	francs and Canadian dollars. The Fund
	invest in securities or obligations of	may invest without limit in U.S. dollar
	issuers or obligors located in emerging	denominated investments of non U.S.
	markets. The Acquired Fund seeks to	issuers. The Acquiring Fund seeks to
	hedge its exposures to foreign	hedge its exposures to foreign currencies
	currencies but may, at the discretion of	but may, at the discretion of the Adviser, at
	the Adviser, at any time limit or	any time limit or eliminate foreign currency
	eliminate foreign currency hedging	hedging activity.
activity.

	Acquired Fund	Acquiring Fund

Investment in	The Acquired Fund may invest in other	Upon the approval of the Board, the
investment	investment companies and/or other	Acquiring Fund may invest more than 10%
companies and	pooled investment vehicles holding	of its total assets in one or more other
other pooled	primarily credit-related investments. The	management investment companies (or
investment	Acquired Fund may invest up to 10% of	may invest in affiliated investment
vehicles	its total assets in other registered	companies) to the extent permitted by the
	investment companies and up to 20% of	1940 Act.
its total assets collectively in private
investment funds and other pooled
investment vehicles holding primarily
credit-related investments. For this
purpose, “registered investment
companies” means investment
companies that are registered under the
1940 Act, and "private investment
funds" means privately offered pooled
investment funds that are excluded from
the definition of “investment company”
under the 1940 Act by operation of
Section 3(c)(1) or 3(c)(7) thereof.

Investments by the Acquired Fund in
private investment funds and other
pooled investment vehicles are
collectively limited to not more than 20%
of the Fund assets. Pooled vehicles in
which the Acquired Fund may invest
include mortgage REITs and master
limited partnerships, business
development companies and other
entities holding primarily credit-related
investments.

	Acquired Fund	Acquiring Fund

Distressed Debt	The acquired Fund may invest in	The Acquiring Fund may invest up to 5% of
Obligations	“Distressed Debt Obligations”.	its total assets in DIP Loans.
Distressed Debt Obligations include
Bonds, Loans and other debt
obligations of issuers that are
experiencing financial distress are
obligations are the subject of bankruptcy
proceedings or otherwise in default as
to the repayment of principal or interest
or are rated in the lowest rating
categories (Ca or lower by Moody’s pr
CC or lower by S&P and Fitch) or, if
unrated, considered by the Adviser to
be of comparable quality. The Acquired
Fund will make investments in
Distressed Debt Obligations in
circumstances in which the Adviser
determines that the purchase price of
the debt is attractive relative to the level
of risk assumed.

In addition to pre-existing outstanding
debt obligations of issuers undergoing
financial distress, Distressed Debt
Obligations also include "debtor-in-
possession" or “DIP” Loans newly
issued in connection with “special
situation” restructuring and refinancing
transactions. DIP Loans are Loans to a
debtor-in-possession in a proceeding
under the U.S. bankruptcy code that
have been approved by the bankruptcy
court. DIP Loans are typically fully
secured by a lien on the debtor’s
otherwise unencumbered assets or
secured by a junior lien on the debtor’s
encumbered assets (so long as the
Loan is fully secured based on the most
recent current valuation or appraisal
report of the debtor).

	Acquired Fund	Acquiring Fund

Derivative	The Acquired Fund may purchase and	The Acquiring Fund may purchase or sell
instruments[1]	sell derivative instruments (which derive	derivative instruments (which derive their
	their value by reference to another	value from another instrument, security or
	instrument, security or index) for	index) for risk management purposes, such
	investment purposes, such as obtaining	as hedging against fluctuations in securities
	investment exposure to an investment	prices or interest rates; diversification
	category; risk management purposes,	purposes; or changing the duration of the
	such as hedging against fluctuations in	Fund. Transactions in derivative
	securities prices or interest rates;	instruments may include the purchase or
	diversification purposes; or to change	sale of futures contracts on securities,
	the duration of the Fund. The Acquired	indices and other financial instruments,
	Fund currently intends to invest in the	credit-linked notes, tranches of
	following types of derivative	collateralized loan obligations, options on
	instruments, although it retains the	futures contracts, and exchange-traded and
	flexibility in the future to invest in other	over-the-counter options on securities or
	such instruments: purchase or sale of	indices, and interest rate, total return and
	futures contracts on securities, indices,	credit default swaps. The Acquiring Fund
	other financial instruments or	may invest up to 10% of its gross assets in
	currencies; options on futures contracts	long credit default swap positions on below
	and exchange-traded and over-the-	investment grade corporate securities,
	counter options on securities, indices or	Senior Loans and/or indices relating to
	currencies; interest rate swaps; credit	such investments. Counterparties to these
	default swaps; total return swaps;	agreements are required to have an
	forward rate contracts and options	investment grade credit quality rating at the
	thereon; structured notes; foreign	time of investment. During periods of
	exchange hedging instruments; and	limited availability of Seasoned MBS, the
	derivatives based on various Loan and	Acquiring Fund may enter into forward
	Bond indices. In order to help protect	commitments to purchase generic MBS,
	the soundness of derivative transactions	with the total amount of such outstanding
	and outstanding derivative positions, the	commitments not to exceed 10% of its total
	investment adviser requires derivative	net assets. In addition, the Acquiring fund
	counterparties to have a minimum credit	may enter into forward commitments to sell
	rating of A from Moody’ or another	generic MBS with the total amount of
	Rating Agency and monitors such rating	outstanding commitments not to exceed
	on an on-going basis.	50% of the Fund’s holdings of MBS.

Leverage	Each Fund uses leverage to seek opportunities for increased net income. Each Fund has created leverage by issuing APS. The use of leverage involves special risks. See
“Leverage Risk” under “Risk Factors and Special Considerations” below.

Illiquid securities	Each Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities
Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If a Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

1 Guidelines of a Rating Agency that rates any preferred shares issued by the Fund may limit the Fund's ability to engage in such transactions.

	Acquired Fund	Acquiring Fund

Selling securities	The Acquired Fund may hold short	The Acquiring Fund may sell securities
short	positions in credit-related securities and	short, including entering into short sales
	instruments either for hedging or non-	against the box for hedging purposes.
hedging purposes.

When-issued	Each Fund may purchase securities on a “forward commitment” or “when-issued”
securities and	basis, which means that payment and delivery occur on a future settlement date. The
forward	price and yield of such securities are generally fixed on the date of commitment to
commitments	purchase. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the purchase was made. The Acquiring Fund does not enter into forward commitment or when-
issued transactions for the purpose of investment leverage.
Each Fund may invest in U.S. Government securities which include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S.

Other	Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one
government	year to ten years) and U.S. Treasury bonds (generally maturities of greater than ten
securities	years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S.
Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Each Fund may also invest in any other security or agreement collateralized or otherwise secured by U.S.
Government securities. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for
Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home
Loan Banks, FHLMC, FNMA, GNMA, Student Loan Marketing Association, United
States Postal Service, Small Business Administration, Tennessee Valley Authority and
any other enterprise established or sponsored by the U.S. Government. Because the
U.S. Government generally is not obligated to provide support to its instrumentalities, a
Fund will invest in obligations issued by these instrumentalities only if the Adviser determines that the credit risk with respect to such obligations is minimal.

The Acquired Fund invests in such securities during temporary periods for defensive purposes in order to preserve principal and limit undue investment risk.

Asset backed	Each Fund may invest in asset-backed securities, which are payment claims that are
securities	securitized in the form of negotiable paper that is issued by a financing company
(generically called a Special Purpose Vehicle or “SPV”). These securitized payment claims are, as a rule, financial assets brought into a pool according to specific diversification rules. An SPV is a company founded for the purpose of securitizing these claims and its assets are this diversified asset pool. On this basis, marketable securities are issued which, due to diversification, generally represent a lower level of risk than the underlying assets individually. The redemption of the securities issued by the SPV takes place out of the cash flow generated by the collected claims. An SPV may issue multiple securities with different priorities to the cash flows generated and the underlying assets. Asset-backed securities may be issued by the U.S.
Government, its agencies or instrumentalities, other governmental issuers or by private issuers. The types of assets that may underlie these instruments include, but are not limited to, the following (1) for non-mortgage asset-backed securities: automobile loans, credit card receivables, equipment leases (including aircraft), franchise loans, student loans, and catastrophe bonds; and (2) for mortgage-related asset-backed securities: home equity loans, manufactured housing loans, commercial mortgage loans and residential mortgage loans.

	Acquired Fund	Acquiring Fund

Collateralized	Each Fund may invest in CDOs. A CDO is a structured credit security issued by an
debt obligations	SPV created to apportion the risk and return characteristics of a pool of underlying
(“CDOs”)	assets consisting of debt obligations, typically non-investment grade Loans and/or
Non-Investment Grade Bonds. A CDO's assets are used as collateral to support various debt and equity tranches issued by the SPV. A key feature of the CDO structure is the prioritization of the cash flows from a pool of debt securities among several classes of CDO holders, thereby creating a series of obligations with varying interest rates, risk levels and expected maturities. CDOs generally are secured by an assignment to a trustee under the indenture pursuant to which the securities are issued by the CDO, with its assets as collateral. Payments received on the underlying debt obligations generally are made to the trustee under the indenture. CDOs generally are designed to be retired as the underlying debt obligations are repaid. In the event of sufficient early prepayments, the class or series of a CDO first to mature generally will be retired. Therefore, although in most cases the issuer of a CDO will not supply additional collateral in the event of such prepayments, sufficient collateral normally exists to secure the CDO tranches that remain outstanding. The credit quality of CDO securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

	Acquired Fund	Acquiring Fund

Collateralized	The Acquired Fund does not invest in	The Acquiring Fund may invest in CMOs.
mortgage	CMOs.	The CMO classes in which the Acquiring
obligations		Fund may invest include sequential and
(“CMOs”)		parallel pay CMOs, including planned
amortization class and target amortization
class securities. CMOs are issued by either
the U.S. government (or one of its agencies
or instrumentalities) or private issuers. In
choosing among CMO classes, the Adviser
will evaluate the total income potential of
each class and other factors. CMOs
operate similarly to CDOs. Because the
interest and principal payments on the
underlying mortgages are not passed
through to holders of CMOs, CMOs of
varying maturities may be secured by the
same pool of mortgages, the payments on
which are used to pay interest to each class
and to retire successive maturities in
sequence.

The Adviser will consider privately issued
CMOs or other mortgage-backed securities
as possible investments for the Acquiring
Fund only when the mortgage collateral is
insured, guaranteed or otherwise backed by
the U.S. Government or one or more of its
agencies or instrumentalities.

Collateralized	The Acquired Fund does not invest in	The Acquiring Fund may invest in CLOs. A
loan obligations	CLOs.	CLO is a type of CDO that invests primarily
(“CLOs”)		in leveraged loans as collateral underlying
the obligations of the SPV. CLOs operate
similarly to CDOs.

	Acquired Fund	Acquiring Fund

Mortgage rolls	The Acquired fund does not enter into	The Acquiring Fund may enter into
	mortgage rolls.	mortgage “dollar rolls” in which the Fund
sells mortgage-backed securities for
delivery in the current month and
simultaneously contracts to repurchase
substantially similar (same type, coupon
and maturity) securities on a specified
future date. During the roll period, the
Acquiring Fund forgoes principal and
interest paid on the mortgage-backed
securities. The Acquiring Fund is
compensated by the difference between the
current sales price and the lower forward
price for the future purchase (often referred
to as the “drop”) as well as by the interest
earned on the cash proceeds of the initial
sales. A “covered roll” is a specific type of
dollar roll for which there is an offsetting
cash position or a cash equivalent security
position which matures on or before the
forward settlement date of the dollar roll
transaction. The Acquiring Fund will only
enter into covered rolls. Covered rolls are
not treated as a borrowing or other senior
security and will be excluded from the
calculation of the Acquiring Fund’s
borrowings and other senior securities.

Credit linked		Each Fund may invest in CLNs, a form of debt note where the payment of principal is
notes (“CLNs”)		based on the performance of a specified reference obligation. CLNs are typically collateralized with a portfolio of high quality debt obligations. CLNs are issued from a trust or other SPV that pays a fixed or floating coupon during the life of the note. At maturity, note holders receive par unless the referenced credit obligation defaults or declares bankruptcy, in which case they receive an amount determined by the recovery rate.

Commercial		Each Fund may invest in commercial paper. Commercial paper represents short-term
paper		unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies, finance companies and other issuers.

Securities		Each Fund may seek to earn income by lending portfolio securities to broker-dealers
Lending		or other institutional borrowers. Loans of securities will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. All securities loans will be collateralized on a continuous basis by cash or liquid securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The financial condition of borrowers will be monitored by the Adviser on an ongoing basis. Each
Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise any voting or other beneficial rights on loaned securities. Each Fund intends to exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

Reverse		Each Fund may enter into reverse repurchase agreements. Under a reverse
repurchase		repurchase agreement, a Fund temporarily transfers possession of a portfolio
agreements		instrument to another party, such as a bank or broker-dealer, in return for cash. At the

	Acquired Fund	Acquiring Fund

same time, the Fund agrees to repurchase the instrument at an agreed upon time
(normally within seven days) and price, which reflects an interest payment. Each Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income.

Swaps	Each Fund may purchase or sell swap contracts to hedge against fluctuations in securities prices, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In addition, the Acquired Fund may purchase or sell swap contracts to obtain investment exposure. The Acquiring Fund may sell credit default swaps to gain exposure to blow investment grade corporate securities,
Senior Loans and/or indices relating to such investments.

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different securities, baskets of securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The
Acquired Fund enters into swaps primarily on a net basis while the Acquiring Fund enters into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The net amount of the excess, if any, of a Fund’s swap obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The investment adviser requires counterparties to have a minimum credit rating of A from
Moody's (or comparable rating from another Rating Agency), in the case of the
Acquired Fund, and investment grade, in the case of the Acquiring Fund, and monitors such rating on an on-going basis. If the other party to a swap contract defaults, a
Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Under such circumstances, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-
counter market.

Interest rate swaps. Interest rate swaps involve the exchange by a Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

Currency swaps. The Acquired Fund may enter into currency swaps. Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Credit default swaps. When a Fund is the buyer of a credit default swap contract, the
Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the
Fund would normally pay the counterparty a periodic stream of payments over the

	Acquired Fund	Acquiring Fund

term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification. The Acquired Fund may purchase or sell insurance through credit default swaps. The Acquiring Fund may invest up to 10%
of gross asset in long credit default swaps on high yield bonds, Senior Loans and/or related indices.

Futures and	Each Fund may purchase and sell various kinds of financial futures contracts and
related options	options thereon to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). A Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. Rating Agency guidelines on the APS may limit use of these transactions.

Equity Interests	The Acquired Fund may hold equity	The Acquiring Fund may acquire warrants
	interests acquired in conjunction with	and other equity securities as part of a unit
	investments in Bonds or Loans of the	combining a Senior Loan and equity
	same or a related issuer, which may	securities of a borrower or its affiliates. The
	include equity interests embedded in or	acquisition of such equity securities will
	attached to a Bond or a Loan, equity	only be incidental to the Acquiring Fund’s
	interests that are separate investments	purchase of a Senior Loan. The Acquiring
	in which the Acquired Fund has the	Fund may also acquire equity securities or
	ability to invest by virtue of its ownership	debt securities (including non-dollar
	of a Bond or Loan of the same or a	denominated debt securities) issued in
	related issuer, and equity interests	exchange for a Senior Loan or issued in
	received in respect of ownership of a	connection with the debt restructuring or
	Bond or a Loan in connection with a	reorganization of a borrower, or if such
	financial restructuring or reorganization.	acquisition, in the judgment of the Adviser,
	Such investments may include, among	may enhance the value of a Senior Loan or
	other equity interests, common and	would otherwise be consistent with the
	preferred stock, warrants and stock	Acquiring Fund’s investment policies. The
	participation rights. The Acquired Fund’s	Acquiring Fund’s investments in other
	investments in other investment	investment companies will also generally
	companies and other pooled investment	be in the form of equity interest.
vehicles will also generally be in the
form of equity interest.

Temporary	Under unusual market conditions, each Fund may invest temporarily in cash or cash
defensive	equivalents. Cash equivalents are highly liquid, short-term securities such as
positions	commercial paper, certificates of deposit, short-term notes and short-term U.S.
Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Borrowings	Current Rating Agency guidelines prohibit the Funds from borrowing money unless the
Rating Agency has advised the Fund in writing that any such action would not adversely affect the then-current rating of the APS and that any such action will be in accordance with guidelines established by the Rating Agency. Each Fund has entered into credit agreements with various financial institutions pursuant to which it may borrow money.

The Acquired Fund may also invest in:

  Investment Grade Bonds - a wide variety of Bonds rated or determined by the Adviser to be of investment grade quality that are issued by corporations and other non-governmental entities and issuers.
  Private Debt Instruments – The Acquired Fund may invest in privately issued secured and unsecured debt of both public and private companies in the form of Bonds or Loans that may have fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, and payment in kind features. Such debt investments may include equity features such as convertibility and attached warrants and stock participation rights. Private debt investments generally are of non-investment grade quality, frequently are unrated and present many of the same risks as investing in non- investment grade Loans and Non-Investment Grade Bonds. Because of the additional risks involved and their reduced liquidity, private debt investments generally pay higher interest rates or have other more favorable terms than otherwise comparable public debt instruments.
  Indexed Securities and Derivatives - The Acquired Fund may invest in indexed securities, structured notes and derivatives based on indices or financial indicators. Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as economic statistics and pre-payment rates. Various indices or financial indicators may also be invested in through the use of derivative instruments. The Acquired Fund may invest in inflation-indexed securities issued by the U.S. Treasury, foreign governments or other entities. These are fixed income securities whose principal value is periodically adjusted according to the rate of inflation in the United States or another reference country. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Risk Factors and Special Considerations

The risk factors and other special considerations for investing in each Fund are set forth below. Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because each Fund, under normal market conditions, invests a substantial amount of its assets in debt securities including Non Investment Grade Bonds, Senior Loans and other secured and unsecured loans any risks inherent in such investments are equally applicable to each Fund and will continue to apply to the Acquiring Fund after the Reorganization. Risks that are unique to a particular Fund are indicated as such below. Please see Exhibit B for a discussion of special risks associated with APS. The Reorganization itself is not expected to adversely affect the rights of shareholders of either of the Funds or to create additional risks.

Income Risk. The income investors receive from a Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, investors' income from a Fund could drop as well. Each Fund’s income could also be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated to the extent the Fund’s investments include floating-rate Loans and other floating-rate instruments.

Credit Risk. Credit risk is the risk that one or more debt obligations in a Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. Credit risk involves two types: delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed collateral or a Fund's inherent right to forgive principal or modify a debt instrument. For the Acquiring Fund’s investments in MBS, factors contributing to these risks include the effects of general and local economic conditions on home values, the financial conditions of homeowners, and other market factors. This risk is mitigated by a U.S. government agency's or instrumentality's guarantee of the underlying debt obligation.

Prepayment Risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled, potentially causing a Fund to incur capital loss and/or to reinvest in lower yielding obligations. This is known as call or prepayment risk. Certain debt obligations, including Non Investment Grade Bonds, have call protection features that permit the issuer to redeem the security or instrument prior to a stated date only if certain prescribed conditions are met (”call protection”). An issuer may redeem a security or instrument if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Corporate Bonds typically have limited call protection. Loans and MBS typically have little or no call protection. For premium Bonds and premium Loans (Bonds and Loans priced above their par or principal value) held by a Fund, prepayment risk is enhanced.

Issuer Risk. The value of credit-related obligations may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Senior Loans Risk. The risks associated with Senior Loans of below investment grade quality are similar to the risks of Non-Investment Grade Bonds, although Senior Loans are typically senior and secured in contrast to Non-Investment Grade Bonds, which are generally subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than Non-Investment Grade Bonds, which are typically fixed rate. Each Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to a Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Acquired Fund’s or the Acquiring Fund's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Funds to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.

Non-Investment Grade Bonds Risk. Each Fund’s investments in Non-Investment Grade Bonds are predominantly speculative because of the credit risk of their issuers. While normally offering higher yields, Non-Investment Grade Bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of Non-Investment Grade Bonds are more likely to default on their payments of interest and principal owed to a Fund, and such defaults will reduce the Fund's net asset value and income distributions. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for or to sell these securities.

MBS Risk. The value of the Acquiring Fund common shares may be adversely affected by fluctuations in interest rates and the prepayment of the mortgage loans underlying the MBS held by the Fund. Mortgage loans are most likely to be prepaid in a declining interest rate environment. Prepayment may reduce the Acquiring Fund’s coupon distributions because the proceeds of a prepayment may be invested in lower-yielding securities. The Adviser has historically attempted to minimize prepayment risk by acquiring MBS with seasoned underlying mortgage loans that have had a history of refinancing opportunities. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS which in turn would lengthen the duration of the Fund’s portfolio. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates. The value of Fund common shares can also be adversely affected by the existence of premiums on the price of MBS it acquires.

Certain government agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”), provide a guarantee as to timely payment of principal and interest for MBS each entity issues, backs or otherwise guarantees. Guarantees may or may not be backed by the full faith and credit of the U.S. government.

Risk of Second Lien Loans, Other Secured Loans and Unsecured Loans. Second Lien Loans, Secured Loan other than Senior Loans and Second Lien Loans and unsecured Loans are subject to the same risks associated with investment in Senior Loans and Non-Investment Grade Bonds. However, Second Lien Loans are second in right of payment to Senior Loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Secured Loan other than Senior Loans and Second Lien Loans rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower and therefore are also subject to this additional risk. Because unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are even more vulnerable to this additional risk. The lower the ranking of the Loan the greater the magnitude of price volatility that may be expected and the Loan may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking Loans, which would create greater credit risk exposure.

Valuation of bonds and Loans. The Adviser normally uses an independent pricing service to value most Bonds and Loans held by the Funds. The Adviser may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Derivatives Risk. Positions in derivatives may subject the Funds to substantial loss of principal in relation to each Fund's investment amount. The Funds also will be subject to credit risk with respect to the counterparties to the derivatives positions held by each Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Effects of Financial Leverage. There can be no assurance that a financial leveraging strategy will continue to be utilized by the Funds or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for common shareholders, including the likelihood of greater volatility of net asset value and market price of the common shares and the risk that fluctuations in distribution rates on any preferred shares and costs of borrowings may affect the return to common shareholders. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, a Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser in its best judgment may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or borrowing program will be borne by common shareholders and consequently will result in a reduction of the net asset value of common shares.

The fees paid to the investment adviser will be calculated on the basis of each Fund's gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of debt or preferred securities do not bear the investment advisory fee. Rather, common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds, which means that common shareholders effectively bear the entire advisory fee.

The APS issued by each Fund is currently rated by Rating Agencies. Each Fund may be subject to investment restrictions of the Rating Agencies as a result. Any bank lender in connection with a credit facility or commercial paper program may also impose specific restrictions as a condition to borrowing. Such restrictions imposed by a Rating Agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Funds by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser in managing each Fund’s portfolio in accordance with its investment objectives and policies.

Financial leverage may also be achieved through the purchase of certain derivative instruments. Each Fund's use of derivative instruments exposes the Fund to special risks.

Interest Rate Risk. The value of Fund shares will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate investments held by each Fund can be expected to rise. Conversely, when interest rates rise, the value of fixed-rate investments held by each Fund can be expected to decline. Floating-rate investments held by a Fund may also fluctuate in value due to changes in interest rates because of a time lag between when interest rates rise and when rates on the investments are reset. Because U.S. interest rates have recently been at low levels by historical standards, there may be a greater than normal risk that a Fund’s portfolio will decline in value due to rising interest rates. Fluctuations in the value of fixed-rate investments held by the Funds will not affect interest income received on the investments, but will be reflected in each Fund’s net asset value. Fixed-rate investments with longer durations tend to be more sensitive to changes in interest rates than investments with shorter durations, usually making them more volatile. During periods when the Acquired Fund’s portfolio of investments has an intermediate or longer term average dollar-weighted duration (including the effects of anticipated leverage), the common shares’ net asset value and market price per common share will tend to fluctuate more in response to changes in market interest rates than when the Fund holds primarily shorter duration investments. Because the Acquired Fund will normally have a dollar-weighted average duration of between two and four years (including the effects of leverage), the common shares’ net asset value and market price per common share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities and less than if the Fund invested mainly in longer-term debt securities. Each Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there can be no assurance that it will do so or that such strategies will be successful. The Acquired Fund is intended to have a relatively low level of interest rate risk.

Liquidity Risk. Each Fund may invest without limitation in securities and obligations for which there is no readily available trading market or which are otherwise illiquid, including certain Non-Investment Grade Bonds, Loans and, in the case of the Acquired Fund Distressed Debt Obligations. A Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such securities and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities and obligations, thereby adversely affecting a Fund’s net asset value and ability to make distributions.

Foreign Investment Risk; Foreign Currency Risk. The Acquired Fund may invest without limitation and the Acquiring Fund may invest up to 15% of its total assets in securities and obligations of foreign issuers and obligors denominated in U.S. dollars, Euros, Canadian dollars, British pounds and other currencies. Investment in foreign issuers may involve certain special risks due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates in the case of investments denominated in foreign currencies, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund’s ability to invest in securities and obligations of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas.

Each Fund’s common shares are priced in U.S. dollars and Fund distributions are paid in U.S. dollars. To the extent a Fund’s assets are denominated in currencies other than the U.S. dollar there is a risk that the value of such assets and/or the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. Each Fund may seek to hedge its exposures to foreign currencies but may, at the discretion of the Adviser, at any time limit or eliminate foreign currency hedging activity. To the extent a Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Reinvestment Risk. Income from each Fund’s portfolio will decline if and when that Fund invests the proceeds from matured, traded or called debt obligations into lower yielding instruments. A decline in income could affect the common shares' distribution rate and their overall return.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline. In addition, during any periods of rising inflation, distribution rates of preferred shares would likely increase, which would tend to further reduce returns to common shareholders.

Other Investment Companies and Other Pooled Vehicles Risk. Investments in other investment companies held by the Funds and other pooled vehicles held by the Acquired Fund involve operating expenses and fees that are in addition to the expenses and fees borne by the Funds. Such expenses and fees attributable to a Fund’s investment in another investment company or pooled vehicle are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent management fees of private investment funds and other pooled vehicles in which the Acquired Fund may invest are based on total gross assets, it may create an incentive and therefore a potential conflict of interest for such entities' managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Fees payable to advisers and managers of other investment companies in which the Funds invest and other pooled investment vehicles in which the Acquired Fund invests may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation. These investments may also be subject to the same investment-related risks as the Funds, including for example, financial leverage risk and manager risk. Certain private investment funds in which the Acquired Fund participates may involve capital call provisions under which the Acquired Fund is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be infrequent. Certain private investment funds may be subject to “lock-up” periods of a year or more. The valuation of investments in private investment funds often will be based upon valuations provided by the adviser or manager and it may not always be possible to effectively assess the accuracy of such valuations, particularly if the Acquired Fund holds substantial investments the values of which are determined by the adviser or manager based upon a fair valuation methodology. Incentive fees paid to the advisers and managers of pooled vehicles may cause conflicts in the fair valuation of investment holdings by a private investment fund's adviser or manager.

Asset Backed Securities Risk. The Funds may invest in certain asset-backed and structured credit securities (collectively, “Asset-Backed Securities”), including collateralized debt obligations (“CDOs”). The underlying assets (e.g., debt obligations) of a CDO are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CDO. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of CDO securities also may change because of changes in market value, that is changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement.

Distressed Debt Obligations Risk. The Acquired Fund may investment in Distressed Debt Obligations. Distressed Debt Obligations generally present the same risks as investment in Non-Investment Grade Bonds and Loans of below investment grade quality. However, in most cases, the risks of Distressed Debt Obligations are of greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. An issuer of Distressed Debt Obligations may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on Distressed Debt Obligations may be in default. Distressed Debt Obligations present a risk of loss of principal value, including potentially a total loss of value. Distressed Debt Obligations may be highly illiquid and the prices for which Distressed Debt Obligations may currently be sold may represent a substantial discount to what the Adviser believes to be the ultimate value of such obligations.

Equity Risk. Common stocks represent the residual interest in the assets of an issuer after meeting all claims and the interests of any preferred stock outstanding. As such, common stock is inherently more risky than the Bonds and Loans of the issuer. Although publicly traded common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concern about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real values during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Short Sales Risk. The Acquired Fund may make use of short sales for investment and risk management purposes, including when the Adviser anticipates that the market price of a security or instrument will decline or will underperform relative to the investments held in the Acquired Fund’s portfolio. Short sales are transactions in which the Acquired Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. When the Acquired Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Acquired Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Acquired Fund pays in connection with the short sale. Short sales expose the Acquired Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Acquired Fund. The Acquired Fund will ordinarily engage in “uncovered” short sales, where it does not own or have the immediate right to acquire the security sold short at no additional cost. The Acquired Fund's loss on a short sale could theoretically be unlimited in a case where the Acquired Fund is unable, for whatever reason, to close out its short position. The Adviser’s use of short sales in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns. The Acquiring Fund may only engage in short sales “against the box” (i.e. short sales of securities the Fund already owns.

Market Price of Common Shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and each Fund’s Shares may likewise trade at a discount from net asset value. The trading price of each Fund’s Shares may be less than the public offering prices. This risk may be greater for investors who sell their Shares in a relatively short period after completion of the public offering.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and the portfolio managers invest the assets of each Fund as they deem appropriate in implementing that Fund's investment strategy. Accordingly, the success of a Fund depends upon the investment skills and analytical abilities of Eaton Vance and the portfolio managers to develop and effectively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance and the portfolio managers will be successful in developing and implementing a Fund’s investment strategy. Decisions made by Eaton Vance and the portfolio managers may cause a Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of Fund shares and distributions thereon can decline.

Fees and Expenses for Common Shareholders of the Funds

The tables below are intended to provide a comparison of the fees and expenses of the Funds and the Combined Fund. The purpose of the tables is to assist the Acquired Fund common shareholders in understanding the various costs and expenses that they are expected to bear directly or indirectly as common shareholders of the Combined Fund following the Reorganization. The tables set forth:

(i)	the fees, expenses and distributions (restated to reflect the dividends in effect at May 31, 2009) to holders of APS paid by the Acquired Fund common shareholders for the 12-months ended May 31, 2009;
(ii)	the fees, expenses and distributions (restated to reflect the dividends in effect at May 31, 2009) to holders of APS paid by the Acquiring Fund common shareholders for the 12-months ended May 31, 2009; and
(iii)	the pro forma fees, expenses and distributions to holders of APS that would have been paid by the Combined Fund common shareholders for the 12-months ended May 31, 2009, assuming the Reorganization and liquidation of the Acquired Fund’s APS had been completed at the beginning of the period.

As the tables indicate, the pro forma total annual expenses of the Combined Fund would have been lower than the Acquired Fund’s total annual expenses if the Reorganization occurred on May 31, 2009. Since May 1, 2009, the Acquired Fund has reduced the amount of its APS outstanding by 70.45% (as of May 31, 2009), and the Acquiring Fund has redeemed approximately two-thirds of its APS in 2008 and currently has 266,625,000 par value of APS outstanding. Also, upon the consummation of the Reorganization, the Acquired Fund’s remaining APS will be liquidated. The Acquired Fund’s former common shareholders will still realize lower expenses as a result of the Reorganization regardless of these changes in the amounts of APS outstanding.

The following tables show each Fund’s expenses as a percentage of net assets attributable to common shares and reflect the APS outstanding as of May 31, 2009. As of such date, APS outstanding were as follows: 10.98% of the Acquiring Fund’s total assets, 13.78% of the Acquired Fund’s total assets, and 10.75% of the Combined Fund’s total assets after the liquidation of the Acquired Fund’s remaining APS.

	ACTUAL		PRO FORMA

	Acquired Fund	Acquiring Fund	Combined Fund

Common Shareholder Transaction Expenses(1)
Sales Load (as a percentage of offering price)	None(2)	None(2)	None(2)
Dividend Reinvestment Plan Fees	None(3)	None(3)	None(3)

	ACTUAL
	Percentage of Net Assets
	Attributable to Common Shares(1)		PRO FORMA

(Unaudited)	Acquired Fund	Acquiring Fund	Combined Fund

Annual Expenses (as a percentage of net assets
attributable to common shares)
Management Fee (4)	1.29%	1.20%	1.20%
Other Expenses (6) (total including Interest Expense)	2.28%	1.67%	1.67%
Interest Expense	1.48%	1.48%	1.48%
Other Expenses (excluding Interest Expense)	0.80%	0.19%	0.19%
Total Annual Fund Operating Expenses	3.57%	2.87%	2.87%
Less Expense Reimbursement(5)	(0.35)%	(0.30)%	(0.29)%
Net Annual Fund Operating Expenses (net expense
reimbursement)	3.22%	2.57%	2.57%

Dividends on APS(7)	0.71%(8)	0.07%(9)	0.07%(10)

Net Annual Fund Operating Expenses and Dividends
on APS (net expense reimbursement)	3.93%	2.64%	2.64%

Net Annual Fund Operating Expenses
(excluding Interest Expense, Dividends on APS and
net expense reimbursement)	1.74%	1.09%	1.09%

(1)	No expense information is presented with respect to APS because holders of APS do not bear any transaction or operating expenses of either Fund. As of May 31, 2009 the Acquiring Fund has 266,625,000 par value APS outstanding. The Acquired Fund’s APS will be liquidated in the Reorganization.
(2)	Shares of Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.
(3)	Each participant in a Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.
(4)	Reflects the effective management fee rate. The advisory fees payable by the Acquired Fund and the Acquiring Fund are computed at an annual rate of 0.75% and 0.75% of the Acquired Fund’s average daily gross assets and
Acquiring Fund’s average weekly gross assets, respectively, and are payable monthly. The amount of such fees during the period is stated above as a percentage of net assets attributable to a Fund’s common shares. See
“The Funds’ Investment Adviser” under “Management of the Funds and Fund Service Providers”.
(5)	The Adviser has contractually agreed to reimburse the Acquired Fund for fees and other expenses at an annual rate of 0.20% of average daily gross assets of the Fund during the first five full years of its operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% of the Fund’s average daily net assets in year seven, and 0.05% of the Fund’s average daily gross assets in year eight. The
Acquired Fund commenced operations on May 31, 2006. The Adviser has contractually agreed to reimburse the Acquiring Fund for fees and other expenses at an annual rate of 0.20% of average weekly gross assets of the Fund during the first five full years of its operations, 0.15% of the Fund’s average weekly gross assets in year six, 0.10% of the Fund’s average weekly gross assets in year seven, and 0.05% of the Fund’s average weekly gross assets in year eight. The Acquiring Fund commenced operations on May 30, 2003. In addition, each Fund has agreed to reduce its advisory fee from the period from May 1, 2008 through October 31, 2009 to the extent that the Fund’s cost of the financing used to partially redeem its APS is greater than the dividends and remarketing fee that would have been incurred had such APS not been redeemed (the “Incremental Cost”). Such fee reduction is calculated as the lesser of (i)
50% of the Fund’s advisory fee on assets attributable to the financing or (ii) the Incremental Cost. If at any time during the foregoing stated period the Adviser reduces its advisory fee pursuant to this Agreement, the Adviser will be entitled to recoup the amount of such reduction, provided that any such recoupment occur not later than
November 30, 2009.
(6)	Certain other transaction expenses relating to the Reorganization are not reflected in “Other Expenses” including, but not limited to: costs related to the preparation, printing and distributing of this Proxy Statement/Prospectus to shareholders; expenses incurred in connection with the preparation of the Plan and the registration statement on
Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Non-recurring legal fees are also excluded. In accordance with applicable SEC rules, the Board of each Fund reviewed the fees and expenses that will be borne directly or indirectly by the Funds in connection with the Reorganization. After considering various alternatives for allocating these costs, the Board agreed that the Acquired Fund will bear the expenses of the Reorganization.
(7)	As provided by each Fund’s By-Laws, the dividend rate on APS when APS auctions do not clear is the maximum applicable rate prescribed by the By-Laws. Such rate is described under “Auction Risk” in Appendix B.
(8)	Reflects a dividend rate on APS in effect on May 31, 2009 of 1.79%.
(9)	Reflects a blended dividend rate on all APS series in effect on May 31, 2009 of 0.41%.
(10)	Reflects a dividend rate on APS in effect on May 31, 2009 of 0.41%. As noted above, the Combined Fund will have 266,625,000 par value APS outstanding and, as such, will pay APS dividends.

Example. The following example is intended to help you compare the costs of investing in the Combined
Fund pro forma after the Reorganization with the costs of investing in the Acquired Fund and the
Acquiring Fund without the Reorganization. An investor would pay the following expenses on a $1,000 investment in common shares, assuming: (i) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above for years 1 through 10 (adjusted for expense reimbursements, as applicable); (ii) dividends on APS as set forth in the table above; and (iii)
a 5% annual return throughout the period. Figures have been adjusted to reflect the expense reimbursement as described in footnote (5) above and the APS dividend rates at May 31, 2009 described in footnotes (8), (9) and (10) above. As noted herein, the Combined Fund will have APS outstanding.

(Unaudited)
	1 Year	3 Years	5 Years	10 Years

Acquired Fund	$395	$1,203	$2,048	$4,267
Acquiring Fund	272	851	1,461	3,107
Pro Forma – Combined Fund	272	851	1,461	3,107

The Example set forth above assumes the reinvestment of all dividends and distributions at NAV. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

Capitalization

With respect to the proposal, the following table sets forth the capitalization of each Fund as of May 31, 2009, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred on that date. The table should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the Reorganization had taken place on May 31, 2009:

	ACTUAL		PRO FORMA*
(Unaudited)	Acquiring Fund	Acquired Fund	Combined Fund

Net assets consist of:
Common shares (par value of $0.01 per
share)	$1,533,257,945	$ 50,059,709	$1,583,317,654
Number of Common shares	112,462,747	7,274,487	116,131,838

Net asset value per share	$ 13.63	$ 6.88	$ 13.63

APS (including Accrued Dividends)	$267,691,500	$ 8,143,200	$267,691,500

*	Pro forma Combined Fund figures include estimated Reorganization expenses to the Credit Opportunities Fund of $50,000.

Past Performance of Each Fund

As shown in the table below, the performance of the Acquiring Fund has exceeded that of the Acquired Fund for the one-year, three year and life-of-fund periods ended May 31, 2009. Each Fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each Fund or its investment adviser, market conditions, fluctuations in supply and demand for each Fund’s shares and changes in each Fund’s distributions.

Total Returns at 5/31/2009	Acquired Fund		Acquiring Fund

	NAV	Market Price	NAV	Market Price
1 year	-46.03%	-48.80%	-6.57%	-8.31%
3 years	-19.28%	-22.83%	0.49%	-0.90%
5 years	n/a	n/a	3.10%	1.77%
Life of Fund*	-19.34%	-21.63%	3.58%	1.96%

*	The Acquired Fund commenced operations on May 31, 2006. The Acquiring Fund commenced operations on May 30, 2003.

Market Yields at 5/31/09	Acquired Fund	Acquiring Fund

Market Yield(1)	12.93%	10.48%

(1) A Fund’s market yield is calculated by dividing the last dividend paid per common share during the period by the share price at the end of the period and annualizing the result.

Information About Common Shares of the Funds

The outstanding common shares of each Fund are fully paid and nonassessable by the Fund (except as described under “Governing Law” below). The common shares of each Fund have no preemptive, conversion, exchange or redemption rights. Each common share has one vote, with fractional shares voting proportionately. Common shares are freely transferable. Set forth below is information about each Fund’s common shares as of May 31, 2009.

Title of Class	Number of Shares

Acquired Fund common shares	7,274,487
Acquiring Fund common shares	112,462,745

Purchase and Sale. Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE for the Acquired Fund and on the NYSE Amex for the Acquiring Fund, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Common Share Price Data. The following table sets forth the high and low sales prices for common shares of each Fund on its respective exchange for each full quarterly period within the two most recent fiscal years and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

Acquired Fund
Quarterly Period	High Price/		Premium	Low Price/		Premium
Ending	Date	NAV	(Discount)	Date	NAV	(Discount)

April 30, 2009	$5.36 on 4/30/09	$6.15	-12.85%	$4.35 on 4/1/09	$5.29	-17.77%
January 31, 2009	$8.64 on 11/4/08	$8.66	-0.23%	$4.39 on 12/15/08	$5.85	-24.96%
October 31, 2008	$13.68 on 9/3/08	$14.43	-5.20%	$6.93 on 10/10/08	$10.33	-32.91%
July 31, 2008	$14.70 on 6/2/08	$15.06	-2.39%	$12.99 on 7/18/08	$14.60	-11.03%
April 30, 2008	$17.85 on 2/1/08	$16.06	11.15%	$13.61 on 4/10/08	$14.57	-6.59%
January 31, 2008	$18.00 on 11/8/07	$17.96	0.22%	$15.95 on 11/19/07	$17.81	-10.44%
October 31, 2007	$19.10 on 8/2/07	$18.14	5.29%	$16.65 on 8/16/07	$18.00	-7.50%
July 31, 2007	$21.14 on 5/7/07	$19.43	8.80%	$18.10 on 7/26/07	$18.51	-2.22%
April 30, 2007	$21.01 on 4/26/07	$19.36	8.52%	$19.20 on 2/9/07	$19.20	0.00%

Acquired Fund
Quarterly Period	High Price/		Premium	Low Price/		Premium
Ending	Date	NAV	(Discount)	Date	NAV	(Discount)

	$11.6 on 4/27/09	$12.71	-8.73%	$8.89 on 4/1/09	$11.30	-21.33%

January 31, 2009	$11.15 on 1/28/09	$11.72	-4.86%	$8.00 on 12/15/08	$10.66	-24.95%
October 31, 2008	$13.98 on 8/1/08	$15.86	-11.85%	$8.00 on 10/10/08	$13.04	-38.65%
July 31, 2008	$15.46 on 6/3/08	$16.47	-6.13%	$13.27 on 7/18/08	$15.95	-16.80%
April 30, 2008	$15.75 on 2/1/08	$16.70	-5.69%	$14.24 on 4/10/08	$15.96	-10.78%
January 31, 2008	$16.01 on 11/2/07	$17.58	-8.93%	$14.69 on 11/19/07	$17.14	-14.29%
October 31, 2007	$16.73 on 10/8/07	$17.61	-5.00%	$14.59 on 8/16/07	$17.34	-15.86%
July 31, 2007	$18.94 on 5/29/07	$18.26	3.72%	$16.55 on 7/26/07	$17.56	-5.75%
April 30, 2007	$18.70 on 4/19/07	$18.25	2.47%	$18.27 on 2/9/07	$18.24	0.16%

As of May 31, 2009, (i) the NAV for common shares of the Acquired Fund was $6.88 and the market price per share was $6.31, representing a discount to NAV of -8.28%; and (ii) the NAV per share for common shares of the Acquiring Fund was $13.63 and the market price per share was $12.40, representing a discount to NAV of -9.02%.

The NAV and market price per share of the common shares of each Fund may fluctuate prior to the closing date of the Reorganization. Depending on market conditions immediately prior to the closing date of the Reorganization, the Acquiring Fund common shares may trade at a larger or smaller discount to NAV than the Acquired Fund’s common shares. This could result in the Acquiring Fund common shares having a market value that is greater or less than the market value of the Acquired Fund’s common shares on the closing date of the Reorganization.

Methods to Address Potential Discount of Market Price to NAV. Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board of each Fund has determined that from time to time it may be in the interest of common shareholders for the Fund to take corrective actions to reduce trading discounts in the Fund’s common shares. The Board, in consultation with Eaton Vance, reviews at least annually the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the NAV of the common shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund’s ability to consummate such transactions. There are no assurances that either Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the relevant Fund’s common shares trading at a price which is equal to or approximates their NAV. The Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce trading discounts in the common shares.

Dividends and Distributions. Each Fund intends to pay monthly dividends on the common shares out of net income, subject to the Fund’s obligations with respect to APS, Rating Agency guidelines and the 1940 Act asset coverage requirements as long as any APS are outstanding. Each Fund’s net income is all of its income (other than net capital gains) reduced by its expenses. Each Fund’s net capital gains equal the excess of its net long-term capital gains over its net short-term capital losses. Distributions derived from net capital gains, if any, will generally be made annually. Please see the attached Appendix B –“Information About APS” for a description of the restrictions on dividends and distributions when any APS are outstanding.

Dividend Reinvestment Plans. Each Fund offers a dividend reinvestment plan (the “DR Plan”) pursuant to which common shareholders may elect to have dividends and capital gains distributions automatically reinvested in additional common shares of the Fund. The DR Plans are described in Appendix C.

Information About APS

The Acquiring Fund currently has 10,665 outstanding APS shares which will remain the same after the Reorganization. The Acquiring Fund will issue cash consideration to Acquired Fund equal in value to the aggregate liquidation preference of the Acquired Fund APS immediately prior to the Reorganization. As a result, holders of Acquired Fund APS will receive cash in exchange for their Acquired Fund APS and will not become shareholders of the Acquiring Fund. Please see the attached Appendix B – “Information About APS” for more information regarding APS.

U.S. Federal Income Tax Matters

The federal income tax consequences of investing in the Funds are the same. A discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares or APS of a Fund is included as Appendix D. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions; insurance companies; dealers in securities or foreign currencies; foreign shareholders; shareholders who hold their shares as or in a hedge against currency risk, a constructive sale or a conversion transaction; shareholders who are subject to the AMT, or tax-exempt or tax-deferred plans accounts, or entities. In addition, the discussion does not address any state, local or foreign tax consequences and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this

Proxy Statement/Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting each Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Governing Law

Each Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Acquired Fund was organized on October 5, 2005 and the Acquiring Fund was organized on March 12, 2003.

Under Massachusetts law, shareholders of each Fund could, in certain circumstances, be held personally liable for the obligations of a Fund. However, each Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. Notice of such disclaimer may be given in any agreement, obligation or instrument entered into or executed by a Fund or the Trustees on behalf of the Fund. Each Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

Each Agreement and Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees or officers individually but only upon the property of the Fund and that the Trustees or officers will not be liable for actions or failures to act. Nothing in either Agreement and Declaration of Trust, however, protects a Trustee or officer against any liability to which such Trustee or officer may be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is a diversified, closed-end management investment company under the 1940 Act.

Certain Provisions of the Declarations of Trust

Anti-Takeover Provisions in the Declaration of Trust. Each Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Fund or to change the composition of its Board, and could have the effect of depriving holders of common shares of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of a Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

Each Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of each Fund that elected such Trustee and is entitled to vote on the matter.

In addition, each Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of a Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders (“Principal Shareholders”) of a class of shares and their associates, unless the Board has approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For these purposes, a Principal

Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of each Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of a Fund or any subsidiary of a Fund with or into any Principal Shareholder; (ii) the issuance of any securities of a Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of a Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelvemonth period); or (iv) the sale, lease or exchange to a Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1 million aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Each Fund’s Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

Conversion to Open-end Funds. Each Fund may be converted to an open-end investment company at any time if approved by the lesser of: (i) two-thirds or more of the Fund’s then outstanding common shares and APS (if any), each voting separately as a class; or (ii) more than 50% of the then outstanding common shares and APS (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of each Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. The current composition of each Fund’s portfolio likely would prohibit it from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in each Fund’s investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of each Fund to an open-end investment company also would require the redemption of any outstanding APS and could require the repayment of borrowings. Each Fund’s Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert either Fund to an open-end investment company.

Voting Rights. Except as otherwise indicated in this Proxy Statement/Prospectus or as otherwise required by applicable law, holders of APS have equal voting rights with holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. In connection with the election of Fund Trustees, holders of the APS, voting as a separate class, are entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and APS, voting together as a single class. Please see the attached Appendix B for a more detailed discussion of the voting rights pertaining to APS. The common shares and APS of each Fund will vote separately to the extent otherwise required under Massachusetts law or the 1940 Act as in effect from time to time.

The Trustees elected by holders of the common shares will (subject to the 1940 Act and other applicable law) be subject to removal for cause only by the vote of holders of 75% of the outstanding common shares, provided, however, that if such removal is recommended by two-thirds of the total number of Trustees then in office elected by the holders of the common shares, the vote of the holders of a majority of the common shares then outstanding shall be sufficient authorization. The Trustees elected by holders of APS will (subject to the provisions of the 1940 Act and other applicable law) be subject to removal, with or without cause, by the vote of the holders of a majority of the outstanding APS. Any vacancy on the Board occurring by reason of such removal or otherwise may be filled (subject to the provisions of the 1940 Act and other applicable law) by a vote of a majority of the remaining Trustees, or the remaining Trustee, previously elected by holders of the common shares or APS, respectively, or by a vote of holders of the common shares or APS, as the case may be.

The Trustees of each Fund have determined that the voting requirements described above and in Appendix B, which are greater than the minimum requirements under the 1940 Act, are in the best interest of the Fund and its shareholders generally. Refer to the Agreement and Declaration of Trust and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund through a tender offer or similar transaction.

Financial Highlights

The financial highlights of each Fund, which present certain financial information for one common share of the Fund outstanding throughout specified periods, are included as Appendix E.

Summary of the Agreement and Plan of Reorganization

The following is a summary of certain additional terms of the Plan. This summary and any other description of the terms of the Plan contained in this Proxy Statement/Prospectus are qualified in their entirety by Appendix A, which is the form of Plan that is proposed for the Reorganization in its entirety. The Plan provides for the Reorganization on the following terms:

  The Reorganization is scheduled to occur as soon as practicable after it is approved by shareholders of the Acquired Fund, likely to be the Acquired Fund APS dividend payment date immediately following the shareholders’ meeting at which the Plan is approved.
  The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of each Fund will be computed as of 4:00 p.m., Eastern Time, on the business day immediately preceding the closing date of the Reorganization.
  The Acquiring Fund will issue and cause to be listed on NYSE Amex additional Acquiring Fund common shares in an amount equal to the value of the Acquired Fund’s net assets attributable to its common shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to common shareholders of record of the Acquired Fund in proportion to their holdings held immediately prior to the Reorganization (though common shareholders may receive cash for fractional shares). As a result, common shareholders of the Acquired Fund will end up as common shareholders of the Acquiring Fund.
  The Acquiring Fund will pay cash consideration to the Acquired Fund in an amount equal to the aggregate liquidation preference of the Acquired Fund APS held immediately prior to the Reorganization. As part of the liquidation of the Acquired Fund, such cash consideration will be distributed to holders of the Acquired Fund APS in proportion to their holdings immediately prior to the Reorganization. As a result, holders of the Acquired Fund APS will not become shareholders of the Acquired Fund.
  After the common shares are issued and the cash distribution is made, the Acquired Fund will be terminated.

The distribution of the Acquiring Fund common shares will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common shareholders of the Acquired Fund and transferring to those shareholder accounts the Acquiring Fund common shares previously credited on those books to the accounts of the Acquired Fund (though common shareholders may receive cash for their fractional shares). Cash consideration equaling the aggregate liquidation preference of the Acquired Fund APS will be distributed in liquidation of outstanding Acquired Fund APS. Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due such shareholder (though common shareholders may receive cash for their fractional shares).

Surrender of Share Certificates. If your Acquired Fund shares are represented by one or more share certificates before the closing date of the Reorganization, you must either surrender the certificate to the Acquired Fund or deliver to the Acquired Fund a lost certificate affidavit, accompanied by any surety bond that the Acquired Fund may require (collectively, an “Affidavit”). On the closing date of the Reorganization, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of the Acquired Fund’s shares and will evidence ownership of the Acquiring Fund’s common shares. Until such share certificates have been so surrendered, no dividends payable to the holders of record of Acquiring Fund common shares as of any date subsequent to the closing date will be reinvested pursuant to the Acquiring Fund’s DR Plan, but will instead be paid in cash. Once such Acquired Fund share certificates have been surrendered, a holder of shares of the Acquired Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the DR Plan of a Fund will have their dividends automatically reinvested in shares of the Acquiring Fund. Shareholders may not redeem or transfer Acquiring Fund shares received in the Reorganization until they have surrendered their Fund share certificates or delivered an Affidavit. The Acquiring Fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all of its obligations under the Plan and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Plan, Section 9).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Plan, Section 8).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Plan by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s Agreement and Declaration of Trust and By-Laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see Plan, Sections 8(f) and 9(f)).

Termination of the Plan. The Board of the Acquired Fund and the Acquiring Fund may terminate the Plan by mutual consent (even if shareholders of the Acquired Fund have already approved it) at any time before the closing date of the Reorganization, if the Boards believe that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. The expenses of the Reorganization will be borne by the Acquired Fund, whether or not the Reorganization is completed. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

Payment of Undistributed Income in Advance of the Reorganization. Each Fund generally retains an amount of earned net income that is not distributed in regular dividend payments in order to provide a reserve to regularize dividend payments over time. The Acquired Fund intends to declare and pay a special cash distribution on common shares in advance of the Reorganization distributing such reserved income. This distribution will not be reinvested in additional common shares. The record date for such special dividend will be a date following the approval of the Reorganization. If the Reorganization is not approved, no such special dividend will be declared or paid for the Acquired Fund.

Tax Status of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that the Acquired Fund and the Acquiring Fund receive an opinion from K&L Gates LLP, dated as of the closing date of the Reorganization, regarding the characterization of such Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  No gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange for Acquiring Fund common shares and cash consideration and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the subsequent liquidation of the Acquired Fund.
  No gain or loss will be recognized by a shareholder of the Acquired Fund who exchanges all of his, her or its Acquired Fund common shares for Acquiring Fund common shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share, as discussed below) or all of his, her or its Acquired Fund APS for cash pursuant to the Reorganization. The receipt of cash consideration by Acquired Fund APS holders is a taxable exchange, but because the consideration generally should equal each such shareholder’s tax basis in the APS being exchanged, no gain or loss is expected to be recognized.
  The aggregate tax basis of the Acquiring Fund common shares received by a shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional share for which cash is received).
  The holding period of the Acquiring Fund common shares received by a shareholder of the Acquired Fund pursuant to the Reorganization will include the holding period of the shares of the Acquired Fund surrendered in exchange therefore.
  A shareholder of the Acquired Fund that receives cash in lieu of a fractional Acquiring Fund common share pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder’s tax basis in its Acquired Fund common shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Acquired Fund common shares is more than one year as of the date of the exchange.
  The Acquiring Fund’s tax basis in the Acquired Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by the Acquired Fund.
  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Acquired Fund and its shareholders.

The opinion described above will be based on U.S. federal income tax law in effect on the closing date of the Reorganization. In rendering its opinion, K&L Gates LLP will also rely upon certain representations of the management of the Acquiring Fund and the Acquired Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Plan and as described herein. An opinion of counsel is not binding on the IRS or any court.

As of April 30, 2009 (its last fiscal year end), the Acquired Fund had an unused capital loss carryforward of approximately $29,535,416. Capital loss carryforwards are considered valuable tax attributes because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders. Generally, when ownership of a “loss corporation” such as the Acquired Fund changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate as of July 2008 was 4.71%) multiplied by the value of the “loss corporation’s” equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. These limitations should not result in the forfeiture in the Acquiring Fund’s ability to use the Acquired Fund’s capital loss carryforward.

Management of the Funds and Fund Service Providers

Trustees and Officers. Each Fund’s Board provides broad supervision over the affairs of each Fund. The officers of each Fund are responsible for the Fund’s operations. The Trustees and officers of the Funds, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of the other registered management investment companies in the Eaton Vance family of funds.

The Funds’ Investment Adviser. Eaton Vance acts as each Fund’s investment adviser under an Investment Advisory Agreement (“Advisory Agreement”). Eaton Vance’s principal office is located at Two International Place, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931.

Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of approximately $136.3 billion as of June 30, 2009. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general supervision of each Fund’s Board of Trustees, the Adviser carries out the investment and reinvestment of the assets of each Fund, furnishes continuously an investment program with respect to each Fund, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser furnishes to each Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser compensates all Trustees and officers of each Fund who are members of the Adviser’s organization and who render investment services to each Fund, and also compensates all other Adviser personnel who provide research and investment services to each Fund.

In return for these services, facilities and payments, the Funds have agreed to pay the Adviser as compensation under the Advisory Agreement fees as follows:

Acquired Fund. The advisory fee payable by the Acquired Fund is computed at an annual rate of 0.75% of the Fund’s average daily gross assets and is payable monthly. The Adviser has contractually agreed to reimburse the Acquired Fund for fees and other expenses at an annual rate of 0.20% of average daily gross assets of the Fund during the first five full years of its operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% of the Acquired Fund’s average daily gross assets in year seven, and 0.05% in year eight. The Acquired Fund commenced operations on May 31, 2006. The Adviser has further agreed to waive its advisory fee to the extent that the cost of the committed financing to partially redeem the Acquired Fund’s APS is greater than the dividend and preferred shares service fee that would have been incurred had the APS not been redeemed, hereafter referred to as “incremental cost”. Such waiver is calculated as the lesser of 50% of the Acquired Fund’s advisory fee on assets attributable to the committed financing or the incremental cost and will remain in effect until October 31, 2009.

Gross assets of the Acquired Fund means the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means.)

Acquiring Fund. The advisory fee payable by the Acquiring Fund is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. The Adviser has contractually agreed to reimburse the Acquiring Fund for fees and other expenses at an annual rate of 0.20% of average weekly gross assets of the Fund during the first five full years of the Fund’s operations, 0.15% of average weekly gross assets of the Fund in year six, 0.10% in year seven and 0.05% in year eight. The Acquiring Fund commenced operations on May 30, 2003. The Adviser has further agreed to waive its advisory fee to the extent that the cost of the committed financing to partially redeem the Acquiring Fund’s APS is greater than the dividend and preferred shares service fee that would have been incurred had the APS not been redeemed, hereafter referred to as “incremental cost”. Such waiver is calculated as the lesser of 50% of the Acquiring Fund’s advisory fee on assets attributable to the committed financing or the incremental cost and will remain in effect until October 31, 2009.

Gross Assets of the Acquiring Fund are calculated by deducting accrued liabilities (accrued expenses incurred in the normal course of operations) of the Fund except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Fund, and the amount of any outstanding APS issued by the Fund.

Unless earlier terminated pursuant to its terms, each Advisory Agreement will remain in effect for two years from their respective dates of execution and may each be continued from year to year thereafter if such continuation is specifically approved at least annually: (i) by the Board or by the vote of a majority, as defined in the 1940 Act, of the holders of the outstanding preferred shares and the common shares, voting together as a single class: and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees, the vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, as the case may be, on sixty days’ written notice.

Acquired Fund Portfolio Managers. Scott H. Page, Andrew N. Sveen, Payson F. Swaffield and Michael W. Weilheimer are responsible for the overall management of the Acquired Fund’s investments. Each of the foregoing persons has been involved in the Acquired Fund’s management since it commenced operations, except that Mr. Sveen became a member of the investment team on April 23, 2007. All are

Vice Presidents of Eaton Vance and manage or co-manage other Eaton Vance portfolios and/or funds. All have been employed by Eaton Vance for more than five years.

Acquiring Fund Portfolio Managers. Christine M. Johnston, Catherine C. McDermott, Scott H. Page, Susan Schiff, Payson F. Swaffield, Mark S. Venezia and Michael W. Weilheimer are responsible for the overall management of the Acquiring Fund’s investments. Each of the foregoing persons has been involved in the Acquiring Fund’s management since it commenced operations, except that Ms. Johnston became a member of the investment team on March 1, 2007, Ms. McDermott became a member of the investment team on January 30, 2008 and Mr. Venezia joined the team March 16, 2004. All are Vice Presidents of Eaton Vance and manage or co-manage other Eaton Vance portfolios and/or funds. All have been employed by Eaton Vance for more than five years.

The Statement of Additional Information includes additional information about the portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund shares, if any.

Each Fund and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by a Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

Administrator. Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Funds. Under the Administration Agreement with each Fund, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance will furnish to each Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of each Fund’s custodian and transfer agent, providing assistance in connection with the Trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct each Fund’s business.

Shareholder Servicing Agent. With respect to the Acquiring Fund only, pursuant to a Shareholder Servicing Agreement between UBS Securities LLC (the “Shareholder Servicing Agent”) and Eaton Vance, the Shareholder Servicing Agent will: (i) undertake to make public information pertaining to the Acquiring Fund on an ongoing basis and to communicate to investors and prospective investors the Fund’s features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, NAV, yield and other information regarding the Fund’s common shares, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund’s market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the NAV of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of Eaton Vance, provide information to and consult with the Board with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance pays the Shareholder Servicing Agent a fee computed weekly and payable quarterly equal on an annual basis to 0.10% of the Fund’s average weekly gross assets. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent.

The Shareholder Servicing Agreement will continue so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. This arrangement will terminate upon the closing of the Reorganization and Eaton Vance will no longer be obligated to pay this fee.

Custodian and Transfer Agent. State Street Bank and Trust Company, as successor to Investors Bank & Trust Company (“State Street”), 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of each Fund and will maintain custody of the securities and cash of the Fund. State Street maintains each Fund’s general ledger and computes the Fund’s NAV at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with each Fund’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company, LLC (“AST”), P.O. Box 922 Wall Street Station, New York, NY 10269-0560, is the transfer agent and dividend disbursing agent of each Fund.

Required Vote and Other Information about the Meeting

Each common and preferred share of the Acquired Fund is entitled to one vote. Approval of the proposal requires the vote of the holders of at least a majority of the Acquired Fund APS and common shares then outstanding, voting together as a single class, provided a quorum is present at the meeting. The following table summarizes how the quorum and voting requirements are determined:

Shares	Quorum	Voting

In General	All shares “present” in person or	Shares “present” in person will
	by proxy are counted towards a	be voted in person at the
	quorum.	meeting. Shares present by
proxy will be voted in accordance
with instructions.

Proxy with no Voting Instruction	Considered “present” at meeting.	Voted “for” a proposal.
(other than Broker Non-Vote)

Broker Non-Vote*	Considered “present” at meeting.	Not voted. Same effect as a vote
“against” a proposal.

Vote to Abstain	Considered “present” at meeting.	Not voted. Same effect as a vote
“against” a proposal.

Proportionately Voted APS with	Considered “present” at meeting.	Voted in proportion to APS for
No Voting Instruction		which the broker received
instructions.

*	Broker Non-Votes shall not include preferred shares which the broker is permitted to proportionately vote in accordance with applicable law or rules of a national securities exchange.

If the required approval of shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business and the Board of Trustees of the Acquired Fund will consider what further action may be appropriate.

Shareholders who object to the proposed Reorganization will not be entitled under Massachusetts law or the Agreement and Declaration of Trust, as amended, of the Acquired Fund to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that shares of the Acquired Fund may be sold at any time prior to the consummation of the proposed Reorganization.

Certain Voting Information Regarding APS. Pursuant to NYSE rules, Acquired Fund APS held in “street name” may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the meeting or, if adjourned, one business day before the day to which the meeting is adjourned. These conditions include, among others, that: (i) at least 30% of the Acquired Fund APS outstanding have voted on the proposal; and (ii) less than 10% of the Fund’s APS outstanding have voted against such proposal. In such instance, the broker-dealer firm will vote such uninstructed APS on the proposal in the same proportion as the votes cast by all holders of APS who voted on such proposal. The Acquired Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Fund exists.

Expenses and Manner of Solicitation. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of the Acquired Fund; by personnel of the Acquired Fund’s investment adviser, Eaton Vance, and its transfer agent, AST; or by broker-dealer firms. Persons holding shares as nominees will be reimbursed by the Acquired Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. The costs of the Special Meeting and the Reorganization, including the solicitation of proxies for the proposal, will be borne by the Acquired Fund. These costs, borne by common shareholders of the Acquired Fund, are estimated to be approximately $400,000.

D.F. King, 48 Wall Street, New York, NY 10005, has been retained to assist in the solicitation of proxies at a cost of approximately $50,000 plus reasonable expenses.

Revoking Proxies. Each Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

  By filing a written notice of revocation with the Secretary of the Acquired Fund;
  By returning a duly executed proxy with a later date before the time of the meeting; or
  If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the Secretary of the Acquired Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum. As of the Record Date, the number of shares of beneficial interest of each Fund outstanding was as follows:

FUND	SHARES OUTSTANDING

Acquired Fund
Common shares	[ ]
APS	320.0
Acquiring Fund
Common shares	[ ]
APS Series A	2,133.0
APS Series B	2,133.0
APS Series C	2,133.0
APS Series D	2,133.0
APS Series E	2,133.0

Only shareholders of record of the Acquired Fund on the Record Date are entitled to notice of and to vote at the meeting. Shareholders of the Acquiring Fund are not voting at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business. Each Fund’s Board knows of no other business to be presented for consideration at the meeting. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments. If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and proxies voted against a proposal will be voted against adjournment.

Manner of Voting. In addition to soliciting proxies by mail, by fax or in person, the Acquired Fund may also arrange to have votes recorded by telephone by officers and employees of the Acquired Fund or by personnel of the Adviser, the transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Acquired Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge. These procedures include the following:

  A shareholder will be called on a recorded line at the telephone number in the Acquired Fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.
  The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.
  The shareholder will receive a confirmation of the voting instructions to ensure that the shareholder’s instructions have been recorded correctly. A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Holders of common shares of the Acquired Fund will also have the opportunity to submit their voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs must be borne by you.

To vote via the Internet:

  Read the Proxy Statement/Prospectus and have your proxy card at hand.
  Go to the Web Site listed on the proxy card.
  Enter the “control number” found on your proxy card.

  Follow the instructions on the website. Please call us at 1-800-262-1122 Monday through Friday 8:00 a.m. to 6:00 p.m., Eastern Time if you have any problems.
  To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholder Proposals. To be considered for presentation at the Acquiring Fund’s 2010 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) must be received by the Secretary of the Fund at its offices at Two International Place, Boston, Massachusetts 02110, no later than the close of business on August 22, 2009. To be considered for presentation at the Acquired Fund’s 2010 Annual Meeting of Shareholders, if any, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must be received by the Secretary of the Fund at its offices at Two International Place, Boston, Massachusetts 02110, within a reasonable time before the Fund begins to print and send its proxy materials. For the Acquiring Fund, written notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be delivered to the Secretary of the Fund at its offices at Two International Place, Boston, Massachusetts 02110, no later than the close of business on November 29, 2009 and no earlier than October 30, 2009. For the Acquired Fund, written notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be delivered to the Secretary of the Fund at its offices at Two International Place, Boston, Massachusetts 02110, not earlier than the close of business on the later of the 90th day prior to such annual meeting, if any, or the 10th day following the day on which public announcement of the date of such meeting is first made. In order to be included in a Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included. If the Reorganization is approved by shareholders and consummated as described herein, the Acquired Fund will dissolve and will have no 2009 annual meeting.

Ownership of Shares

To the best of the Acquired Fund’s knowledge, as of August 31, 2009, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

	Acquired Fund

Owners	Common shares	APS
CEDE & Co., New York, NY	%	100.0%

Assuming the consummation of the Reorganization on such date, such persons would own the following percentages in the Combined Fund:

	Combined Fund

Owners	Common shares	APS*
CEDE & Co., New York, NY	%	100.0%

*There will be no Combined Fund APS. The APS will be the APS of the Acquiring Fund which will not change as a result of the Reorganization.

To the best of the Acquiring Fund’s knowledge, as of August 31, 2009, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

	Acquiring Fund

	Common	APS	APS	APS	APS	APS
Owners	shares	Series A	Series B	Series C	Series D	Series E

CEDE & Co.,	99.0%	100.0%	100.0%	100.0%	100.0%	100.0%
New York, NY

Assuming the consummation of the Reorganization on such date, such persons would own the following percentages in the Combined Fund:

	Combined Fund

	Common	APS*	APS*	APS*	APS*	APS*
Owners	shares	Series A	Series B	Series C	Series D	Series E

CEDE & Co.	%	100.0%	100.0%	100.0%	100.0%	100.0%
New York, NY

*There will be no Combined Fund APS. The APS will be the APS of the Acquiring Fund which will not change as a result of the Reorganization.

The Funds do not have knowledge of any record or beneficial owners of 5% or more of the common shares or APS of the Funds as of August 31, 2009 other than those described above. The Acquired Fund received notice that [ ] beneficially owned [ ]% of the Acquired Fund common shares as of [____, 2009]. However, the Acquired Fund is unable to verify such ownership as of August 31, 2009.

As of August 31, 2009, the Trustees and officers of the Acquiring Fund owned in the aggregate less than 1% of the outstanding Acquiring Fund common shares and owned no Acquiring Fund APS.

As of August 31, 2009, the Trustees and officers of the Acquired Fund owned no Acquired Fund common shares or APS.

Experts

The financial highlights and financial statements of both Funds for the year ended April 30, 2009, are incorporated by reference into this Proxy Statement/ Prospectus. The financial statements incorporated in this Proxy Statement/Prospectus and in the Statement of Additional Information relating to this Proxy Statement/Prospectus by reference from each Fund’s annual report for the year ended April 30, 2009 on Form N-CSR have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein and in the Statement of Additional Information relating to this Proxy Statement/Prospectus by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Available Information

Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W. Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

In order to consummate the Reorganization (as defined in Section 1(b) below) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Eaton Vance Credit Opportunities Fund (“EOE”), a Massachusetts business trust and a registered closed-end investment company, File No. 811-21820 (the “Fund”) and Eaton Vance Limited Duration Income Fund (“EVV”) (together EVV and EOE are the “Funds”), a Massachusetts business trust and a registered closed-end investment company, File No. 811-21323, each hereby agree as follows:

1. Representations and Warranties of EVV.

EVV represents and warrants to, and agrees with, EOE that:

(a)	EVV is a Massachusetts business trust, with transferable shares, duly organized, validly existing under, and in good standing in conformity with, the laws of The Commonwealth of
Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. EVV has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)	EVV is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”)
as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. EVV has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Section 851 of the
Internal Revenue Code of 1986, as amended (the “Code”) at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby
(the “Reorganization”) and thereafter.

(c)	EVV has furnished EOE with EVV’s Annual Report to Shareholders for the fiscal year ended April
30, 2009 and the Semiannual Report to Shareholders for the period ended October 31, 2008, and the audited financial statements appearing therein, having been audited by Deloitte & Touche,
LLP, independent registered public accounting firm, fairly present the financial position of EVV as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(d)	An unaudited statement of assets, liabilities and capital of EVV and an unaudited schedule of investments of EVV, each as of the Valuation Time (as defined in Section 3(e) of this Agreement), will be furnished to EOE, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of EVV Common Shares (as defined in Section 1(l) herein) to be issued pursuant to Section 3(a) of this Agreement; each will fairly present the financial position of EVV as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(e)	EVV has full power and authority to enter into and perform its obligations under this Agreement.
The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(f)	There are no material legal, administrative or other proceedings pending or, to the knowledge of
EVV, threatened against it which assert liability on the part of EVV or which materially affect its financial condition or its ability to consummate the Reorganization. EVV is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business material to the Reorganization.

(g)	EVV is not obligated under any provision of its Declaration of Trust dated March 12, 2003, as amended, or its by-laws, as amended, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(h)	There are no material contracts outstanding to which EVV is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) below) or that will not otherwise be disclosed to EOE prior to the Valuation Time.

(i)	EVV has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in Section 1(c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, EVV will advise EOE in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in Section 1(c) above.

(j)	No consent, approval, authorization or order of any court or government authority or self-
regulatory organization is required for the consummation by EVV of the Reorganization, except such as may be required under the rules of the NYSE Alternext US (“NYSE Alternext”), Securities
Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the
“1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)	The registration statement filed by EVV on Form N-14, which includes the proxy statement of
EOE and EVV with respect to the transactions contemplated herein (the “Proxy
Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein
(as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholders’ meeting referred to in Section 8(a) and Section 9(a) of this Agreement and at the Closing Date, insofar as it relates to EVV, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by EVV for use in the N-14
Registration Statement.

(l)	EVV is authorized to issue an unlimited number of common shares of beneficial interest, par value of $0.01 per share (the “EVV Common Shares”). Each outstanding EVV Common Share is fully paid and nonassessable, and has full voting rights and no shareholder of EVV shall be entitled to any preemptive or other similar rights. In regard to the statement that EVV Common
Shares are non-assessable, it is noted that EVV is an entity of the type commonly known as a
“Massachusetts business trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of EVV.

(m)	EVV Common Shares to be issued to EOE pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, nonassessable and will have full voting rights, and no shareholder of EVV will have any preemptive right of subscription or purchase in respect thereof.

(n)	At or prior to the Closing Date, EVV Common Shares to be transferred to EOE for distribution to the shareholders of EOE on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(o)	At or prior to the Closing Date, EVV will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue EVV Common Shares to EOE.

(p)	EVV has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of EVV have been adequately provided for on its books, and no tax deficiency or liability of EVV has been asserted and no question with respect thereto has been raised by the Internal
Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(q)	EVV has elected to qualify and has qualified as a RIC as of and since its inception; has been a
RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years. EVV has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing
Date, any material income or excise tax pursuant to Section 852 or Section 4982 of the Code.

2. Representations and Warranties of EOE.

EOE represents and warrants to, and agrees with, EVV that:

(a)	EOE is a Massachusetts business trust, with transferable shares, duly organized, validly existing in conformity with the laws of The Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. EOE has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this
Agreement.

(b)	EOE is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
EOE has elected and qualified for the special tax treatment afforded RICs under Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

(c)	As used in this Agreement, the term “EOE Investments” shall mean: (i) the investments of EOE shown on the schedule of its investments as of the Valuation Time furnished to EVV; and (ii) all other assets owned by EOE or liabilities incurred as of the Valuation Time.

(d)	EOE has full power and authority to enter into and perform its obligations under this Agreement.
The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)	EOE has furnished EVV with EOE’s Annual Report to Shareholders for the fiscal year ended April
30, 2009 and the Semiannual Report for the period ended October 31, 2008 and the audited financial statements appearing therein, having been audited by Deloitte & Touche, LLP, independent registered public accounting firm, fairly present the financial position of EOE as of the respective dates indicated, in conformity with accounting principles generally accepted in the
United States applied on a consistent basis.

(f)	An unaudited statement of assets, liabilities and capital of EOE and an unaudited schedule of investments of EOE, each as of the Valuation Time, will be furnished to EVV at or prior to the
Closing Date for the purpose of determining the number of shares of EVV Common Shares and cash consideration to be issued to EOE pursuant to Section 3 of this Agreement; each will fairly present the financial position of EOE as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(g)	There are no material legal, administrative or other proceedings pending or, to the knowledge of
EOE, threatened against it which assert liability on the part of EOE or which materially affect its financial condition or its ability to consummate the Reorganization. EOE is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business material to the Reorganization.

(h)	There are no material contracts outstanding to which EOE is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to EVV prior to the Valuation
Time.

(i)	EOE is not obligated under any provision of its Agreement and Declaration of Trust dated
October 5, 2005, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)	EOE has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, EOE will advise EVV in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(k)	EOE has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of EOE have been adequately provided for on its books, and no tax deficiency or liability of EOE has been asserted and no question with respect thereto has been raised by the Internal
Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(l)	At both the Valuation Time and the Closing Date, EOE will have full right, power and authority to sell, assign, transfer and deliver EOE Investments. At the Closing Date, subject only to the obligation to deliver EOE Investments as contemplated by this Agreement, EOE will have good and marketable title to all of EOE Investments, and EVV will acquire all of EOE Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of EOE
Investments or materially affect title thereto).

(m)	No consent, approval, authorization or order of any court or governmental authority or self-
regulatory organization is required for the consummation by EOE of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws or the rules of the New York Stock Exchange (“NYSE”).

(n)	The N-14 Registration Statement, on its effective date, at the time of the shareholders’ meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to EOE (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the
1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14
Registration Statement made in reliance upon and in conformity with information furnished by
EOE for use in the N-14 Registration Statement.

(o)	EOE is authorized to issue an unlimited number of common shares of beneficial interest, par value of $0.01 per share (the “EOE Common Shares”), and an unlimited number of preferred shares of beneficial interest, par value of $0.01 per share (“EOE APS Shares”). Each outstanding
EOE Common Share and each outstanding EOE APS Share is fully paid and nonassessable, and has full voting rights and no person is entitled to any preemptive or other similar rights with respect to EOE Common Shares and EOE APS Shares. In regard to the statement that EOE
Common Shares and EOE APS Shares are non-assessable, it is noted that EOE is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of
EOE.

(p)	All of the issued and outstanding EOE Common Shares and EOE APS Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q)	The books and records of EOE made available to EVV and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of
EOE.

(r)	EOE will not sell or otherwise dispose of any of EVV Common Shares or cash consideration to be received in the Reorganization, except in distribution to the shareholders of EOE, as provided in
Section 3 of this Agreement.

(s)	EOE has elected to qualify and has qualified as a “RIC” under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years. EOE has not at any time since its inception been liable for, is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax under Section 852 or Section 4982 of the Code.

3. The Reorganization.

(a)	Subject to receiving the requisite approvals of the shareholders of EOE, and to the other terms and conditions contained herein, EOE agrees to convey, transfer and deliver to EVV and EVV agrees to acquire from EOE, on the Closing Date, all of EOE Investments (including interest accrued as of the Valuation Time on debt instruments), including the assumption of substantially all of the liabilities of EOE, in exchange for that number of EVV Common Shares and the amount of cash provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, EOE will distribute all EVV Common Shares and cash received by it to its shareholders constructively in exchange for their EOE Common Shares and EOE APS
Shares, respectively. The distribution of EVV Common Shares shall be accomplished by the opening of shareholder accounts on the share ledger records of EVV in the amounts due the common shareholders of EOE based on their respective holdings in EOE Common Shares as of the Valuation Time. Cash consideration equaling the aggregate liquidation preference of EOE
APS Shares will be distributed in liquidation of outstanding EOE APS Shares.

(b)	If it is determined that the portfolios of EOE and EVV, when aggregated, would contain investments exceeding certain percentage limitations imposed upon EVV with respect to such investments, EOE, if requested by EVV, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require EOE to dispose of any portfolio securities or other investments, if, in the reasonable judgment of EOE’s Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of EOE, and (b) nothing will permit EOE to dispose of any portfolio securities or other investments if, in the reasonable judgment of EVV’s
Trustees or investment adviser, such disposition would adversely affect the tax-free nature of the
Reorganization for federal income tax purposes or would otherwise not be in the best interests of
EVV.

(c)	Prior to the Closing Date, EOE shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to their respective shareholders all of their respective net investment company taxable income to and including the Closing Date, if any
(computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(d)	EOE will pay or cause to be paid to EVV any interest EOE receives on or after the Closing Date with respect to any of EOE Investments transferred to EVV hereunder.

(e)	The Valuation Time shall be the close of regular trading on the New York Stock Exchange, normally 4:00 p.m., Eastern time, on the business day prior to the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)	Recourse for liabilities assumed from EOE by EVV in the Reorganization will be limited to the assets acquired by EVV. The known liabilities of EOE, as of the Valuation Time, shall be confirmed to EVV pursuant to Section 2(j) of this Agreement.

(g)	EOE will be terminated following the Closing Date by terminating its registration under the 1940
Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

4. Issuance and Valuation of EVV Common Shares and Cash Consideration in the Reorganization.

(a)	EVV Common Shares of an aggregate net asset value and cash consideration equal to the value of EOE Investments acquired in the Reorganization determined as hereinafter provided, shall be issued by EVV to EOE in exchange for such EOE Investments. EVV will issue to EOE (i) a number of EVV Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of EOE Common Shares, determined as set forth below, and (ii) cash consideration equal to the aggregate liquidation preference of EOE APS Shares, determined as set forth below.

(b)	The net asset value of the Funds’ Common Shares and the value of the aggregate liquidation preference of EOE APS Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of
EOE Investments to be transferred to EVV shall be determined pursuant to the regular procedures of the investment adviser.

(c)	Such valuation and determination shall be made by EVV in cooperation with EOE and shall be confirmed in writing by EVV to EOE. The net asset value per share of EVV Common Shares and the cash consideration for EOE APS Shares shall be determined in accordance with such procedures and EVV shall certify the computations involved. For purposes of determining the net asset value of each EOE Common Share and EVV Common Share, the value of the securities held by the applicable Fund, plus any cash or other assets (including interest accrued but not yet received), minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of EOE APS Shares (in the case of EOE) shall be divided by the total number of EOE Common Shares or EVV Common Shares, as the case may be, outstanding at such time.

(d)	EVV shall issue to EOE EVV Common Shares registered in the name of EOE. EOE shall then distribute EVV Common Shares and the cash consideration for EOE APS Shares to the holders of EOE Common Shares and EOE APS Shares, respectively, and open accounts for each EOE common shareholder will be established on the share ledger records of EVV. Certificates representing EVV Common Shares will not be issued to EOE shareholders. With respect to any
EOE shareholder holding certificates evidencing ownership of EOE Common Shares or EOE
APS Shares as of the Closing Date, and subject to EVV being informed thereof in writing by EOE,
EVV will not permit such shareholder to receive EVV Common Shares or cash consideration, exchange EVV Common Shares credited to such shareholder’s account for shares of other investment companies managed by the investment adviser or any of its affiliates, or pledge or redeem such EVV Common Shares, in any case, until notified by EOE or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of EOE
Common Shares or EOE APS Shares or, in the event of lost certificates, posted adequate bond.
EOE, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of EOE Common Shares or EOE APS Shares, as the case may be, or post adequate bond therefore.

5. Payment of Expenses.

(a)	Except as otherwise agreed between the parties, the costs associated with the Reorganization will be borne by EOE.

(b)	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither EVV nor EOE shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(c)	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company”
within the meaning of Subchapter M of the Code.

6. Covenants of the Funds.

(a)	Each Fund covenants to operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary dividends and distributions.

(b)	EOE agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any EVV Common Shares or cash consideration other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by EVV, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(c)	EOE undertakes that if the Reorganization is consummated, it will file an application pursuant to
Section 8(f) of the 1940 Act for an order declaring that EOE has ceased to be a registered investment company.

(d)	EVV will file the N-14 Registration Statement with the Securities and Exchange Commission (the
“Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14
Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(e)	EVV has no plan or intention to sell or otherwise dispose of EOE Investments, except for dispositions made in the ordinary course of business.

(f)	Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g)	The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither EVV nor EOE shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing
Date, EVV and EOE will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP (“K&L Gates”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(h)	In connection with the covenant in Section 6(f) above, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. EVV agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of EOE for each of such Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i)	After the Closing Date, EOE shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by EOE (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the
Closing Date shall be borne by such Fund.

(j)	EOE agrees to mail to its shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section
20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(k)	Following the consummation of the Reorganization, EVV will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7. Closing Date.

(a)	Delivery of EOE Investments, and of EVV Common Shares and cash consideration to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any EOE Investments, for any reason, are not transferable on the Closing Date, EOE shall cause such EOE Investments to be transferred to EVV’s account with its custodian at the earliest practicable date thereafter.

(b)	EOE will deliver to EVV on the Closing Date confirmation or other adequate evidence as to the tax basis of EOE Investments delivered to EVV hereunder.

(c)	As soon as practicable after the close of business on the Closing Date, EOE shall deliver to EVV a list of the names and addresses of all of the shareholders of record of EOE on the Closing Date and the number of EOE Common Shares and EOE APS Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for EOE or by its President.

8. Conditions of EOE.

The obligations of EOE hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of EOE and by the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding EOE Common Shares and of the outstanding EOE
APS Shares, voting together as a single class.

(b)	That EOE shall have received from EVV a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund’s investments, all as of the Valuation Time, certified on EVV’s behalf by its President (or any Vice
President) or its Treasurer, and a certificate signed by the Fund’s President (or any Vice
President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of
EVV since the date of such Fund’s most recent Annual or Semiannual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)	That EVV shall have furnished to EOE a certificate signed by EVV’s President (or any Vice
President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of EVV made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that EVV has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)	EOE shall have received the opinion of K&L Gates, counsel for EVV, dated as of the Closing
Date, addressed to EOE substantially in the form and to the effect that:

(i) EVV is duly formed and validly existing under the laws of its state of organization;

(ii) EVV is registered as a closed-end, management investment company under the 1940
Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this
Agreement have been duly authorized and approved by all requisite action of EVV, and this Agreement has been duly executed and delivered by EVV and (assuming this
Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of EVV;

(iv) neither the execution or delivery by EVV of this Agreement nor the consummation by
EVV of the transactions contemplated hereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by EVV as being applicable to EVV;

(v) EVV Common Shares have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable and no person is entitled to any preemptive or other similar rights with respect to EVV
Common Shares. In regard to the statement that EVV Common Shares are non-
assessable, such opinion will note that EVV is an entity of the type commonly known as a
“Massachusetts business trust.” Under Massachusetts’s law, shareholders could, under certain circumstances, be held personally liable for the obligations of EVV; and

(vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by EVV of this Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which EVV is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)	EOE shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to
EOE, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)	That all proceedings taken by each of the Funds and its counsel in connection with the
Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(h)	That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of EVV, be contemplated by the SEC.

9. EVV Conditions.

The obligations of EVV hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of EVV; and EOE shall have delivered to EVV a copy of the resolution approving this Agreement adopted by EOE’s Board of Trustees, and a certificate setting forth the vote of the holders of EOE Common Shares and EOE APS Shares obtained, each certified by its
Secretary.

(b)	That EOE shall have furnished to EVV a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on
EOE’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by such Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of EOE since the date of such Fund’s most recent Annual
Report or Semiannual Report, as applicable, other than changes in EOE Investments since that date or changes in the market value of EOE Investments.

(c)	That EOE shall have furnished to EVV a certificate signed by EOE’s President (or any Vice
President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of EOE made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and
EOE has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d)	That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)	That EVV shall have received the opinion of K&L Gates, counsel for EOE, dated as of the Closing
Date, addressed to EVV, substantially in the form and to the effect that:

(i) EOE is duly formed and validly existing under the laws of its state of organization;

(ii) EOE is registered as a closed-end, management investment company under the 1940
Act;

(iii) this Agreement and the Reorganization provided for herein and the execution of this
Agreement have been duly authorized by all requisite action of EOE, and this Agreement has been duly executed and delivered by EOE and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of EOE;

(iv) neither the execution or delivery by EOE of this Agreement nor the consummation by
EOE of the transactions contemplated hereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by EOE as being applicable to EOE; and

(v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by EOE of the Agreement and the consummation of the transactions herein contemplated do not require, under the laws of its state of organization or any state in which EOE is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the
1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization,

registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)	That EVV shall have obtained an opinion from K&L Gates, counsel for EOE, dated as of the
Closing Date, addressed to EVV, and based upon such representation of the parties as K&L
Gates may reasonably request, that the consummation of the transactions set forth in this
Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

(g)	That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of EOE, be contemplated by the SEC.

(h)	That all proceedings taken by EOE and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to EVV.

(i)	That prior to the Closing Date EOE shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any
(computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

(j)	The NYSE Amex shall have approved the listing of the additional EVV Common Shares to be issued to common shareholders of EOE in connection with the reorganization.

10. Termination, Postponement, Amendment and Waivers.

(a)	Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Fund) prior to the Closing Date, or the Closing Date may be postponed (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of
Trustees of EOE if any condition of EOE’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board, or (iii) by the Board of Trustees of EVV if any condition of EVV’s obligations set forth in Section 9 of this Agreement have not been fulfilled or waived by such Board.

(b)	If the transactions contemplated by this Agreement have not been consummated by December
31, 2010, this Agreement may be terminated by mutual agreement of the Funds.

(c)	In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any
Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d)	At any time prior to or after approval of this Agreement by EOE shareholders: (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement; and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing);
provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of EVV Common Shares or cash consideration to be issued to EOE’s shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this
Agreement shall be held to be a waiver of any other or subsequent breach.

(e)	The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither
Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)	If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the
Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of EVV Common Shares or cash consideration to be issued to EOE, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Other Matters.

(a)	All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)	All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to EOE shall be addressed to EOE c/o Eaton Vance Management, Two International Place, Boston, MA
02110, Attention: Chief Legal Officer of the Eaton Vance Family of Funds, or at such other address as EOE may designate by written notice to EVV. Notice to EVV shall be addressed to
EVV c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attention: Chief
Legal Officer of the Eaton Vance Family of Funds, or at such other address and to the attention of such other person as EVV may designate by written notice to EOE. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)	This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the
Reorganization and shall be governed by and construed in accordance with the laws of The
Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d)	It is expressly agreed that the obligations of EVV and EOE hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such
Fund’s Declaration of Trust. A copy of the Declaration of Trust of each of EVV and EOE is on file with the Secretary of State of The Commonwealth of Massachusetts. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Fund’s Declaration of Trust.
(e)	It is further expressly agreed that this Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

(f)	This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of _____________, 2009.

ATTEST:	EATON VANCE CREDIT OPPORTUNITIES FUND

____________________________	By:______________________________________
Maureen A. Gemma, Secretary	Payson F. Swaffield, President

ATTEST:	EATON VANCE LIMITED DURATION INCOME FUND

___________________________	By:_____________________________________
Maureen A. Gemma, Secretary	Payson F. Swaffield, President

APPENDIX B INFORMATION ABOUT APS

Purchase and Sales. As described in the Proxy Statement/Prospectus, since mid-February 2008 the functioning of the auction markets for certain types of auction rate securities (including APS) has been disrupted by an imbalance between buy and sell orders. As a result of this imbalance, auctions for APS have not cleared and APS generally have become illiquid. There is no current expectation that these circumstances will change following the Reorganization and it is possible that the APS markets will never resume normal functioning.

Under normal functioning auction market circumstances, which as described above have not occurred since before mid-February 2008 and may never recur, each Fund’s APS are purchased and sold at separate auctions conducted on a regular basis (unless the Fund elects, subject to certain conditions, to declare a special dividend period) by Deutsche Bank Fund Company Americas, as Auction Agent for the Fund’s APS (the “Auction Agent”). Unless otherwise permitted by the Fund, existing and potential holders of APS may participate in auctions only through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of preferred shares to the Auction Agent. On or prior to each auction date for APS (the business day prior to the beginning of a dividend period), each holder may submit a hold order, bid or sell order to its broker-dealer. Broker dealers may maintain a secondary trading market in APS outside of auctions; however, historically they have not done so and are not expected to do so in the future. The broker-dealers have no obligation to make a secondary market in APS outside of the auction and there can be no assurance that a secondary market for APS will develop or, if it does develop, that it will provide holders with liquidity of investment. You may transfer APS outside of auctions only to or through a broker-dealer. APS are not registered on any stock exchange.

Broker-Dealers. After each auction, the Auction Agent will pay a service charge, from funds provided by the Fund, to each broker-dealer, at the annual rate of 0.25% of the aggregate purchase price of all APS placed by such broker-dealer in such auction, for any 7 day dividend period to which such auction relates, and at a rate to be determined by mutual consent of the applicable Fund and the broker-dealers in any such auction for any special dividend period. For purposes of the preceding sentence, APS will be deemed to have been placed by a broker-dealer if such shares were: (i) the subject of hold orders deemed to have been made by beneficial owners of preferred shares that were acquired by such beneficial owners through such broker-dealer; or (ii) the subject of the following orders submitted by such broker-dealer: (a) a submitted bid of an existing holder pursuant to which such beneficial owner continues to hold such shares as a result of the auction; (b) a submitted bid of a potential beneficial owner pursuant to which such potential beneficial owner purchases such shares as a result of the auction; or (c) a submitted hold order.

The broker-dealer agreements provide that a broker-dealer may submit orders in auctions for its own account. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction. In the broker-dealer agreements, broker-dealers agree to handle customer orders in accordance with their respective duties under applicable securities laws and rules.

Dividends and Dividend Periods. Dividends on the APS will accumulate from the date on which the Fund originally issues the APS and will be payable on the APS on the dates described below. Dividends on the APS will be payable, at the option of the Fund, either: (i) with respect to any 7-day dividend period and any short term dividend period of 28 days or fewer, on the day next succeeding the last day thereof; or (ii) with respect to any short term dividend period greater than 28 days and with respect to any long term dividend period, monthly, on the first business day of each calendar month during either such period and on the day next succeeding the last day thereof (each such date referred to in clause (i) and (ii) above referred to as a “normal dividend payment”), except that if such normal dividend payment date is not a business day, the dividend payment date is the next business day. Although any particular dividend

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payment date may not occur on the originally scheduled date, the next succeeding dividend payment date will occur on the next business day following the originally scheduled date. If for any reason a dividend payment date cannot be fixed as described above, then the Board shall fix the date. The Board may change a dividend payment date if such change does not adversely affect the contract rights of the holders of APS set forth in the Fund’s By-Laws.

Each dividend will be paid to the record holder of the APS. Dividends in arrears for any past dividend period may be declared and paid at any time, without reference to any regular dividend payment date. Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, except as described in “Non-Payment Period; Late Charge” below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS payable on each dividend payment date for the Acquired Fund or of a 7 day dividend period and of each short term dividend period for the Acquiring Fund is computed by multiplying the applicable rate by a fraction, the numerator of which is the number of days in such dividend period or part thereof that such share was outstanding and for which dividends are payable on such dividend payment date and the denominator of which is 360, multiplying by $25,000, and rounding to the nearest cent. For the Acquiring Fund, during any long term dividend period, the amount of cash dividends per share of APS payable on any dividend payment date is computed by multiplying the applicable rate by a fraction, the numerator of which is the number of days in such part of such dividend period that such share was outstanding and for which dividends are payable on such dividend payment date and the denominator of which is dividing by 360, multiplying by $25,000, and rounding to the nearest cent. For the Acquiring Fund during any long term dividend period, the amount of cash dividends per share of APS payable (if declared) on any dividend payment date shall be computed by multiplying the applicable rate for such dividend period by a fraction, the numerator of which will be such number of days in such part of such dividend period that such share was outstanding and for which dividends are payable on such dividend payment date and the denominator of which is 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

Notification of Dividend Period. With respect to each special dividend period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice to the auction agent and to each broker-dealer, may request that the next succeeding dividend period will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a short term dividend period or one year but not greater than five years in the case of a long term dividend period, provided that the Fund may not give such a request of greater than 28 days unless sufficient clearing bids were made in the last occurring auction and unless full cumulative dividends, any amounts due with respect to redemptions have been paid in full. Such request, in the case of a short term dividend period, shall be given on or prior to the second business day but not more than seven business days prior to an auction date and, in the case of a long term dividend period, shall be given on or prior to the second business day but not more than 28 days prior to an auction date. Upon receiving such request, the broker-dealers jointly shall determine whether it is advisable that the Fund issue a notice of special dividend period as contemplated by such request and the optional redemption price of the APS during such period and the specific redemption provisions and shall give the Fund and the auction agent written notice (a “Response”) of such determination by no later than the second business day prior to such auction date. In making such determination, the broker-dealers will consider: (i) existing short-term and long-term market rates and indices of such short-term and long-term rates; (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparables to the APS; (iv) industry and financial conditions which may affect the APS; (v) the investment objective of the Fund; and (vi) the dividend periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

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If the broker-dealers do not give the Fund and the auction agent a response by such second business day or if the response states that it is not advisable that the Fund give a notice of special dividend period for the APS, the Fund may not give such notice. In the event the Response indicates that it is advisable that the Fund give such notice, the Fund, by no later than the second business day prior to the auction date, may give such notice to the auction agent, the securities depository and each broker-dealer, which notice will specify: (i) the duration of the special dividend period; (ii) the optional redemption price as specified in the related response; and (iii) the specific redemption provisions, if any, as specified in the related response. The Fund also shall provide a copy of such notice to Fitch and Moody’s.

The Fund will not give a notice of special dividend period, and, if the notice has been given already, shall give telephonic and written notice of revocation to the auction agent, each broker-dealer, and the securities depository on or prior to the business day prior to the relevant auction date if: (x) either the 1940 Act APS asset coverage is not satisfied or the Fund fails to maintain Fitch and Moody’s eligible assets with an aggregate discounted value at least equal to the APS basic maintenance amount, on each of the two valuation dates immediately preceding the business day prior to the relevant auction date on an actual basis and on a pro forma basis giving effect to the proposed special dividend period (using as a pro forma dividend rate with respect to such period the dividend rate which the broker-dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period); (y) sufficient funds for the payment of dividends payable on the immediately succeeding dividend payment date have not been irrevocably deposited with the auction agent by the close of business on the third business day preceding the related auction date; or (z) the broker-dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a notice of revocation. The Fund also shall provide a copy of such notice to Fitch and Moody’s. If the Fund is prohibited from giving a notice as a result of the factors enumerated in clause (x), (y) or (z) above, or if the Fund gives a notice of revocation with respect to a notice of special dividend period, the next succeeding dividend period for that series will be a 7-day dividend period. In addition, in the event sufficient clearing bids are not made in any auction or an auction is not held for any reason, the next succeeding dividend period will be a 7-day dividend period, and the Fund may not again give a notice of special dividend period until sufficient clearing bids have been made in an auction with respect to a 7-day dividend period.

Determination of Dividend Rate. When auctions are functioning, the applicable rate on the APS for each dividend period is equal to the rate that results from the auction with respect to such dividend period.

Non-Payment Period; Late Charge. A non-payment period will commence if the Fund fails to: (i) declare, prior to the close of business on the second business day preceding any dividend payment date, for payment on or within three business days after such date to the persons who held such shares as of 12:00 noon, New York City time, on the business day preceding such date, the full amount of any dividend payable on such date; or (ii) deposit with the Auction Agent by 12:00 noon, New York City time: (A) on such date the full amount of any cash dividend on such shares payable on such date; or (B) on any redemption date for the APS called for redemption, the mandatory redemption price per share or, in the case of an optional redemption, the optional redemption price per share. Such non-payment period will consist of the period commencing on and including the dividend payment date or redemption date, as the case may be, and ending on and including the business day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a non-payment period for the APS will not end unless the Fund shall have given at least five days’ but no more than 30 days’ written notice of such deposit or availability to the auction agent, the securities depository and all holders of the APS.

Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided above within three business days after any dividend payment date or redemption date shall not constitute a “non-payment period.” The applicable rate for each dividend period, commencing during a non-payment period, will be equal to the non-payment period rate; and each dividend period during a non-payment period shall be a 7-day dividend period. Any dividend due on any dividend payment date (if prior to the close of business on the second business day preceeding the dividend payment date, the Fund has declared such dividend

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payable on such dividend payment date to the persons who held such shares as of 12:00 noon, New York City time, on the business day preceeding such dividend payment date) or redemption price not paid when due may be paid by 12:00 noon, New York City time, on any of the first three business days after such dividend payment date or due date, provided that such amount is accompanied by a late charge equal to the non-payment period rate multiplied by the number of days in such period divided by 360.

If the Fund willfully fails to pay a dividend or redeem any APS, the applicable rate will be the non-payment period rate. The initial non-payment period rate is 275% of the applicable reference rate, provided that the Board may change the initial non-payment period rate if the Board determines and Fitch and Moody’s (or another Rating Agency in the event Fitch and Moody’s do not rate the APS) advises the Fund in writing that such change will not adversely affect its rating on the APS.

Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as may be required by law). Under the Code, the Fund must, among other things, distribute each year at least 90% of the sum of its investment company taxable income and certain other income in order to maintain its qualification for tax treatment as a regulated investment company. These limitations may impair the Fund’s ability to maintain such qualification.

Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See “Voting Rights” below.

For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other stock, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of common shares or any other stock of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or shares of any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless: (A) immediately after such transaction, the Fund would have Fitch and Moody’s eligible assets with an aggregate discounted value equal to or greater than the APS basic maintenance amount, and the 1940 Act APS asset coverage would be satisfied; (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and (C) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the By-Laws.

Risks of APS

Interest Rate Risk. If long-term rates rise, the value of each Fund’s investment portfolio will decline, also reducing the amount of assets serving as asset coverage for the APS in the case of the Fund. The Acquired Fund pays APS dividends based on short-term interest rates, and uses the proceeds to buy obligations, which pay interest based on longer-term yields. Longer-term bond obligation yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, APS rates may rise such that the amount of dividends paid to APS holders exceeds the income from the portfolio securities purchased with the proceeds from the sale of APS. Because income from the Fund’s entire investment portfolio (not just the portion purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to greatly exceed the Fund’s net portfolio income before that Fund’s ability to pay APS dividends would be jeopardized.

Auction Risk. Since mid-February 2008, and consistent with the patterns in the broader market for auction rate securities, APS auctions of the Fund have been unsuccessful due to an imbalance of sell

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orders over bids to buy the APS. As a result, the dividend rates on the APS have been and continue to be reset to the maximum applicable rates as required by the Fund’s By-Laws. The maximum applicable rate for the Acquired Fund’s APS is the greater of 1) 150% of LIBOR at the auction date or 2) LIBOR at the auction date plus 1.50%.

The maximum applicable rate for the Acquiring Fund’s APS equals 150% of the AA financial composite commercial paper rate. When auctions for APS are functioning, the dividend rate for APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction is also intended to provide liquidity for the sale of APS. Also, if an APS holder places hold orders (orders to retain shares) at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, the holder will not retain its APS. Additionally, if an investor buys APS or elects to retain APS without specifying a dividend rate below which the investor would not wish to buy or continue to hold those APS, the investor could receive a lower rate of return on the APS than the market rate. Finally, the dividend period for APS may be changed by the Fund, subject to certain conditions with notice to the holders of APS, which could also affect the liquidity of your investment.

Secondary Market Risk. There is currently no established secondary market for APS and, if one should develop, it may only be possible to sell them for a price of less than $25,000 per share plus any accumulated dividends. If the Fund has designated a “Special Dividend Period” (a dividend period of more than 7 days), changes in interest rates could affect the price of APS sold in the secondary market. Broker-dealers may maintain a secondary trading market in the APS; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the broker-dealers). The APS are not registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any long-term dividend periods, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between auctions at a price per share of less than $25,000. Accrued APS dividends, however, should at least partially compensate for the increased market interest rate.

Credit Risk. Credit risk is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation experiences a decline in its financial status. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund's investments. If rating agencies lower their ratings of investments in the Fund's portfolio, the value of those investments could decline, which could jeopardize the rating agencies' ratings of the APS. Because the primary source of income for the Fund is the interest and principal payments on the obligations in which it invests, any default by an issuer of an obligation could have a negative impact on the Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS.

Ratings and Asset Coverage Risk. The Acquired Fund’s APS have been rated AA by Fitch and Aa1 by Moody’s. The Acquiring Fund APS have been rated AAA by Fitch and Aaa by Moody’s. Such ratings do not eliminate or necessarily mitigate the risks of investing in APS. Fitch or Moody’s could downgrade their ratings of the APS or withdraw its rating at any time, which may negatively affect APS. If the Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of APS in order to return to compliance with the asset coverage ratios. The Fund is required to redeem APS under certain circumstances to the extent necessary to meet asset coverage tests. A preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise.

Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of Acquired Fund APS, both by the 1940 Act and by

B-5

requirements imposed by the Rating Agencies, might impair the Fund’s ability to comply with minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes.

As long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or any other shares of the Fund if any ranking junior to the APS as to dividend or upon liquidation) in respect of the common stock or any other stock of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other shares of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, unless: (i) immediately thereafter, the 1940 Act asset coverage requirements and any asset coverage requirements that may be imposed by a Rating Agency in connection with any rating of the APS are met; (ii) full cumulative dividends on the APS due on or prior to the date of the transaction have been paid or declared and a sum sufficient for the payment of such dividends deposited with the auction agent; and (iii) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the By-Laws.

In addition, as long as any APS are outstanding, the Acquired Fund is not permitted to declare any dividend or distribution on its common shares unless, at the time of such declaration and after taking account of such dividend or distribution, the Fund is in compliance with the 1940 Act asset coverage requirements and with any applicable Rating Agency guidelines. The Fund intends, to the extent necessary, to redeem or purchase APS from time to time to maintain compliance with the 1940 Act asset coverage requirements and the Rating Agency guidelines. To the extent this is not possible, any restriction on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company that is exempt from taxation on income or gains distributed to its shareholders.

Description of APS. APS are preferred shares of beneficial interest that entitle their holders to receive when, as and if declared by the Board of a Fund, out of funds legally available therefore, cumulative cash dividends at a rate per annum that may vary for the successive dividend periods for each series of preferred shares, and cumulative cash additional dividends, payable on specified dates. APS are not traded on a stock exchange or over-the-counter. Each preferred share carries one vote on matters on which preferred shares can be voted. APS are not convertible into common shares and have no preemptive, or cumulative voting rights. APS of each series will rank on parity with shares of any other series of APS and with shares of other series of APS of a Fund, as to the payment of dividends and the distribution of assets upon liquidation. Each of the outstanding series of APS has a liquidation preference of $25,000 plus an amount equal to accumulated and unpaid dividends per share (whether or not earned by the Fund or declared, including additional dividends, if any) and are fully paid and nonassessable (except as described under “Governing Law” in the Proxy Statement/Prospectus).

B-6

Under the 1940 Act, a Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. The Acquired Fund currently has one series of APS outstanding. As of May 30, 2009, the Acquiring Fund had five series of APS, Series A, Series B, Series C, Series D and Series E, which will not change with the Reorganization. Set forth below is information about each Fund’s APS as of May 30, 2009.*

Acquired Fund

Title of Class	Number of Shares

APS	320

Acquiring Fund

Title of Class	Number of Shares

APS, Series A	2,133
APS, Series B	2,133
APS, Series C	2,133
APS, Series D	2,133
APS, Series E	2,133

Voting Rights. When holders of the APS are entitled to vote, each holder is entitled to cast one vote per APS. For purposes of any right of holders of APS to vote on any matter, whether such right is created by the Fund’s Agreement and Declaration of Trust, the By-Laws, by statute or otherwise, no holder of APS will be entitled to vote and no APS will be deemed to be outstanding for the purpose of voting or determining the number of shares entitled to vote or of shares deemed outstanding for quorum purposes, as the case may be, unless sufficient funds for the redemption of such shares have been deposited with the APS paying agent and irrevocable instructions and authority to pay the redemption price to such holder of APS for that purpose and the requisite notice of redemption has been given.

The common shares and the APS of each Fund vote as separate classes on amendments to the Agreement and Declaration of Trust or By-Laws that would adversely affect their respective interests.

In connection with the election of each Fund’s Trustees, holders of the APS, voting as a separate class, are entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and APS, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years’ dividends thereon or if at any time holders of APS are entitled to elect a majority of the Trustees of the Fund under the 1940 Act, then the number of Trustees constituting the Board automatically shall be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of APS, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of the APS, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If a Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS for all past dividend periods, the additional voting rights of the holders of APS shall cease, and the terms of office of all of the additional Trustees elected by the holders of APS (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of APS have the right to elect in any event) will terminate automatically.

The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS, voting as a separate class, will be required to: (i) authorize, create or issue any class or series of stock ranking prior to the APS with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of APS that is substantially

B-7

identical in all respects to the current APS; or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust or the By-Laws of holders of APS. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, a Fund shall not approve any of the actions set forth in clause (i) or (ii) that adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines in the event the Fund receives confirmation from the Rating Agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objectives or changes in the investment restrictions described as fundamental policies. The class vote of holders of APS in each case will be in addition to a separate vote of the requisite percentage of common shares and APS, voting together as a single class, necessary to authorize the action in question.

The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been: (i) redeemed; or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

B-8

APPENDIX C

DIVIDEND REINVESTMENT PLANS

Each Fund offers a dividend reinvestment plan (the “DR Plan”) pursuant to which common share dividends and capital gains distributions (collectively, distributions) may be automatically reinvested in additional common shares of the Fund. Shareholders of the Acquired Fund are automatically enrolled in the DR Plan and their distributions are automatically reinvested in common shares. If a shareholder of the Acquired Fund wishes to receive distributions in cash paid by check the shareholder must elect to do so (an “opt-out plan)”. Shareholders of the Acquiring Fund may elect to participate in the DR Plan by completing the application form (an “opt-in plan”) otherwise shareholders will automatically receive all distributions in cash paid by check. For shareholders of each Fund not participating in the DR Plans, cash distribution checks are mailed directly to the shareholder by American Stock Transfer & Trust Company (“AST”) as dividend paying agent. On the distribution payment date, if the Fund’s NAV is equal to or less than the market price per share plus estimated brokerage commissions, then new shares will be issued to DR Plan participants. The number of shares is determined by the greater of the NAV or 95% of the market price. Otherwise, shares generally will be purchased on the open market by AST, the “Plan Agent.” Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If a shareholder holds common shares in the name of a brokerage firm, bank, or other nominee, the shareholder can ask the firm or nominee to participate in the DR Plan on the shareholder’s behalf. If the nominee does not offer the DR Plan, the shareholder will need to request that his or her shares be reregistered in his or her name with each Fund’s transfer agent, AST, or the shareholder will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by each Fund. Each participant will be charged his or her pro rata share of brokerage commissions on all open-market purchases.

Shareholders of a Fund may join its respective DR Plan by filling out and mailing an authorization card or by notifying the DR Plan Agent by telephone. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date.

DR Plan participants may withdraw from the DR Plan at any time by writing to the Plan Agent. If a participant withdraws, he or she will receive shares in his or her name for all shares credited to the participant’s account under the DR Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

After the Reorganization, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all holders who currently elect to participate in the DR Plan of a Fund will have their dividends automatically reinvested in shares of the Combined Fund.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants in a DR Plan will receive tax information annually. The amount of dividend to be reported on the 1099-DIV should be: (1) in the case of shares issued by a Fund, the fair market value of such shares on the dividend payment date; or (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases. Experience under a DR Plan may indicate that changes are desirable. Accordingly, each Fund reserves the right to amend or terminate its DR Plan upon 30 days’ written notice to all common shareholders of a Fund. All correspondence or additional information concerning the DR Plans should be directed to the Plan Agent, AST, P.O. Box 922 Wall Street Station, New York, NY 10269-0560, (866) 439-6787.

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APPENDIX D

CERTAIN U.S. TAX CONSEQUENCES

Each Fund intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, a Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income for the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “90% income test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally pass through to the Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

If a Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of: (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid; and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of a Fund, including “net capital gains” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest, if any, and net capital gain. If for any taxable year a Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% federal tax rate and, when such income is distributed, to a further tax at the shareholder level. In addition, a Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before re-qualifying as a regulated investment company.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a regulated investment company for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Each holder of common shares of the Acquiring Fund will receive all distributions of dividends and capital gains in cash, unless an election is made to participate in the DR Plan while all distribution of dividends and capital gains to holders of common shares of the Acquired Fund will be automatically reinvested in common shares of the Fund, unless an election is made to opt out of the DR Plan. Each dividend distribution ordinarily will constitute income exempt from federal income tax. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, any taxable distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the DR Plan in additional shares of the Fund. In general, taxable dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund, as “qualified dividend income” taxable to individual shareholders at a maximum 15% tax rate (if any) and dividends from net capital gain (if any) that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A portion of the dividend distributions to individual shareholders may qualify as “qualified dividend income” as that term is defined in Section 1(h)(11) of the Code, qualifying for the maximum 15% tax rate on dividends under the Jobs and Growth Tax Relief Reconciliation Act of 2003 to the extent that such dividends are attributable to qualified dividend income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met. Capital gain dividends distributed by a Fund (if any) to individual shareholders generally will qualify for the maximum 15% tax rate under such Act. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when a Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually and shareholders receiving distributions in the form of additional shares of a Fund will receive a report as to the NAV of those shares.

If a Fund retains any net capital gains for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains: (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

When a Fund utilizes leverage through borrowing or issuing APS, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any Rating Agency that has rated such leverage or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund’s ability to make distributions on its common shares. Such a suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification for taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, a Fund may, in its sole discretion, purchase or redeem shares of APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. Each Fund will endeavor to avoid restrictions on its ability to distribute dividends.

If for any taxable year a Fund fails to qualify for treatment as a regulated investment company under the Code, the Fund will incur a regular federal corporate income tax on its taxable income (including capital gain), irrespective of whether such income has been distributed to shareholders. Taxable distributions to its shareholders for such year would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, if any. Before requalifying as a regulated investment company for a subsequent taxable year, the Fund would be required to distribute to shareholders any earnings and profits accumulated in the taxable year(s) for which it did not qualify as a regulated investment company.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may reflect realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable as ordinary income or capital gain to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares or the NAV at the time of the investor’s purchase of such shares, and the distributions economically represent a return of a portion of the investment.

Sales and other dispositions of a Fund’s shares (including APS) generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares (including a redemption of APS) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of a Fund (including APS) are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Even if a redemption of APS were treated as a sale or exchange, any declared but unpaid dividends distributed to shareholders in connection with the redeemed APS will be taxable to shareholders as dividends as described above.

Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in a Fund (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In that event, the basis of the replacement shares of the Fund will be increased to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Options written or purchased and futures contracts entered into by a Fund on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or borrow to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a Fund’s income and gains or losses and hence of its distributions to shareholders.

The Acquired Fund believes that under present law its APS will constitute stock of the Fund and distributions with respect to APS (other than distributions in redemption of the preferred shares that are treated as exchanges under Section 302(b) of the Code) will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to shareholders (other than qualified dividend income and capital gain dividends). This view relies in part on a published ruling of the Internal Revenue Service (the “IRS”) stating that certain preferred stock similar in many material respects to APS represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example that the APS constitute debt of a Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead distributions by such Fund to shareholders of APS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

If a Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains: (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount; and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.

Each Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of a Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of a Fund and its holders of APS. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to each Fund can be found in the Statement of Additional Information, which is incorporated by reference into this Proxy Statement/Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.

APPENDIX E FINANCIAL HIGHLIGHTS

Acquired Fund. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

Selected data for a common share outstanding during the periods stated.

	Year	Year	Period
	Ended	Ended	Ended
	4-30-09	4-30-08	4-30-07(1)

Net asset value — Beginning of period (Common
shares)	$ 14.910	$ 19.380	$ 19.100(2)

Income (loss) from operations

Net investment income(3)	$ 1.530	$ 2.548	$ 2.057
Net realized and unrealized gain (loss)	(8.840)	(4.444)	(0.449)
Distributions to preferred shareholders
From net investment income(3)	(0.120)	(0.594)	(0.435)

Total income from operations	$ (7.430)	$ (2.490)	$ 2.071

Less distributions to common shareholders

From net investment income	$ (1.249)	$ (1.980)	$ (1.598)
Tax return of capital	(0.081)	—	—

Total distributions to common shareholders	$ (1.330)	$ (1.980)	$ (1.598)

Preferred and common shares offering costs
charged to paid-in capital(3)	$ —	$ —	$ (0.078)

Preferred shares underwriting discounts(3)	$ —	$ —	$ (0.115)

Net asset value — End of period (Common shares)	$ 6.150	$ 14.910	$ 19.380

Market value — End of period (Common shares)	$ 5.360	$ 14.250	$ 20.920

Total Investment Return on Net Asset Value(4)	(51.30)%	(13.57)%	10.23%(5)(12)

Total Investment Return on Market Value(4)	(55.62)%	(23.42)%	18.99% (5)(12)

	Year	Year	Period
	Ended	Ended	Ended
	4-30-09	4-30-08	4-30-07(1)

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$44,745	$108,189	$139,005
Ratios (as a percentage of average net assets applicable to common shares):(6)
Expenses before custodian fee reduction excluding interest and fees(7)	1.75%	1.57%	1.40%(8)
Interest and fee expense(9)	2.11%	—	—
Total expenses	3.86%	1.57%	1.40%(8)
Net investment income	15.35%	14.69%	11.72%(8)
Portfolio Turnover	21%	56%	68%(12)

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(6)
Expenses before custodian fee reduction excluding interest and fees(7)	1.27%	0.95%	0.88%(8)
Interest and fee expense(9)	1.54%	—	—
Total expenses	2.81%	0.95%	0.88%(8)
Net investment income	11.17%	8.91%	7.32%(8)

Senior Securities:
Total preferred shares outstanding	1,083	3,250	3,250
Asset coverage per preferred share(10)	$66,325	$58,307	$67,786
Involuntary liquidation preference per preferred share(11)	$25,000	$25,000	$25,000
Approximate market value per preferred share(11)	$25,000	$25,000	$25,000

(1)	For the period from the start of business, May 30, 2006, to April 30, 2007.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.
(3)	Computed using average common shares outstanding.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(6)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.
(9)	Interest and fee expense relates to the notes payable incurred to partially redeem the Fund’s APS.
(10)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(11)	Plus accumulated and unpaid dividends.
(12)	Not annualized.

Acquiring Fund. The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.
Selected data for a common share outstanding during the years stated.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4-30-09	4-30-08	4-30-07	4-30-06	4-30-05

Net asset value — Beginning of period (Common
shares)	$ 16.330	$ 18.320	$ 18.210	$ 18.430	$ 19.070

Income (loss) from operations

Net investment income(1)(2)	$ 1.348	$ 1.700	$ 1.701	$ 1.512	$ 1.373
Net realized and unrealized gain (loss)(2)	(3.290)	(1.817)	0.281	0.048	(0.254)
Distributions to preferred shareholders
From net investment income(1)	(0.058)	(0.360)	(0.359)	(0.267)	(0.153)

Total income (loss) from operations	$ (2.000)	$ (0.477)	$ 1.623	$ 1.293	$ 0.966

Less distributions to common shareholders

From net investment income	$ (1.347)	$ (1.513)	$ (1.513)	$ (1.513)	$ (1.606)
Tax return of capital	(0.023)	—	—	—	—

Total distributions to common shareholders	$ (1.370)	$ (1.513)	$ (1.513)	$ (1.513)	$ (1.606)

Net asset value — End of period
(Common shares)	$ 12.960	$ 16.330	$ 18.320	$ 18.210	$ 18.430

Market value — End of period
(Common shares)	$ 11.580	$ 15.300	$ 18.700	$ 17.090	$ 17.690

Total Investment Return on Net Asset Value(3)	(10.71)%	(1.99)%	9.42%	7.72%	5.29%
Total Investment Return on Market Value(3)	(14.85)%	(10.04)%	19.01%	5.32%	8.22%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	4-30-09	4-30-08	4-30-07	4-30-06	4-30-05

Ratios/Supplemental Data
Net assets applicable to common shares, end
of year (000’s omitted)	$1,456,963	$1,863,391	$2,056,843	$2,035,747	$2,060,484
Ratios (As a percentage of average daily net
assets applicable to common shares):(4)
Expenses before custodian fee reduction
excluding interest and fees(5)	1.09%	1.07%	1.02%	1.00%	1.01%
Interest and fee expense(10)	1.37%	—	—	—	—
Total expenses	2.46%	1.07%	1.02%	1.00%	1.01%
Net investment income	9.91%	9.89%	9.39%	8.27%	7.29%
Portfolio Turnover	27%	39%	49%	53%	60%

Ratios (As a percentage of average daily net
assets applicable to common shares plus
preferred shares and borrowings): (4)
Expenses before custodian fee
reduction excluding interest and
fees(5)	0.71%	0.76%	0.73%	0.72%	0.71%
Interest and fee expense(10)	0.90%	—	—	—	—
Total expenses	1.61%	0.76%	0.73%	0.72%	0.71%
Net investment income	6.48%	7.00%	6.73%	5.94%	5.16%

Senior Securities:
Total notes payable outstanding (in
000’s)	$619,200	—	—	—	—
Asset coverage per $1,000 of notes
payable(6)	$ 3,784	—	—	—	—
Total preferred shares outstanding	10,665	32,000	32,000	32,000	32,000
Asset coverage per preferred share	$ 66,119(7)	$ 82,395(8)	$ 89,289(8)	$ 88,630(8)	$ 89,395(8)
Involuntary liquidation preference per
preferred share(9)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Approximate market value per
preferred share(9)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000

(1)	Computed using average common shares outstanding.
(2)	For Federal income tax purposes, net investment income per share was $1.395, $1.787, $1.899, $1.807 and $1.699, respectively, and net realized and unrealized loss per share was $3.337, $1.904, $0.080, $0.247 and $0.580 for the years ended April 30, 2009, 2208, 2007, 2006 and 2005, respectively. Computed using average common shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.
(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 264% at April 30, 2009.
(8)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(9)	Plus accumulated and unpaid dividends.
(10)	Interest and fee expense relates to the notes payable incurred to partially redeem the Fund’s APS.

STATEMENT OF ADDITIONAL INFORMATION RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

EATON VANCE CREDIT OPPORTUNITIES FUND (the “Acquired Fund”) BY AND IN EXCHANGE FOR SHARES OF

EATON VANCE LIMITED DURATION INCOME FUND (the “Acquiring Fund,” together with the Acquired Fund, (the “Funds,” and each a “Fund”))

September [ ], 2009

This Statement of Additional Information (“SAI”) is available to the shareholders of Eaton Vance Credit Opportunities Fund in connection with the proposed reorganization (the “Reorganization”) whereby the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Fund in exchange for an equal aggregate value of newly-issued Acquiring Fund common shares of beneficial interest with $0.01 par value (“Acquiring Fund Common Shares”) and cash consideration equal to the aggregate liquidation preference ($25,000 per share) of the Acquired Fund auction preferred shares (“APS”). The Acquired Fund will: (i) distribute Acquiring Fund Common Shares to its common shareholders and the cash consideration to its APS holders; (ii) terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”); and (iii) dissolve under applicable state law. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus dated September[ ], 2009 relating to the proposed Reorganization of the Acquired Fund into the Acquiring Fund (the “Proxy Statement/Prospectus”).

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to Eaton Vance at Two International Place, Boston, Massachusetts 02110. You may also obtain a copy of the Proxy Statement/Prospectus on the SEC’s web site at (http://www.sec.gov).

TABLE OF CONTENTS

Additional Investment Information and Restrictions	3
Management and Organization	13
Record Owners of 5% or More of Outstanding Shares	19
Investment Advisory and Other Services	19
Other Service Providers	23
Determination of Net Asset Value	23
Portfolio Trading	25
Taxes	27
Other Information	30
Financial Statements	30
Appendix A: Ratings	A-1
Appendix B: Proxy Voting Policies	B-1

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Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Proxy/Statement Prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help to achieve the Fund's investment objectives.

MORTGAGE-BACKED SECURITIES

The Acquiring Fund invests in mortgage backed securities.

General. The Fund's investments in mortgage-backed securities may include conventional mortgage pass-through securities, floating rate mortgage-backed securities and certain classes of multiple class CMOs (as described below). Mortgage-backed securities differ from bonds in that the principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Government National Mortgage Association ("GNMA") Certificates and Federal National Mortgage Association ("FNMA") Mortgage-Backed Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. GNMA Certificates and FNMA Mortgage-Backed Certificates are called "pass-through" securities because a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder of the Certificate (i.e., the Fund). The Fund may purchase GNMA Certificates, FNMA Mortgage-Backed Certificates and various other mortgage-backed securities on a when-issued basis subject to certain limitations and requirements.

The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates ("PCs") representing undivided interest in FHLMC'S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly "conventional" mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.

While it is not possible to accurately predict the life of a particular issue of a mortgage-backed "pass-through" security held by the Fund, the actual life of any such security is likely to be substantially less than the average final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on the security owned by the Fund will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. The Fund, when the monthly payments (which may include unscheduled prepayments) on such a security are passed through to it, may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through" security is less effective than other types of obligations as a means of "locking-in" attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through" securities may have a comparable risk of decline in market value during periods of rising interest rates. If such a security has been purchased by the Fund at a premium above its par value, both a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If such a security has been purchased by the Fund at a discount from its par value, both a

3

scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Fund shareholders, will be taxable as ordinary income.

Collateralized Mortgage Obligations ("CMOS"). The CMO classes in which the Fund may invest include sequential and parallel pay CMOs, including planned amortization class and target amortization class securities. CMOs are debt securities issued by the FHLMC and by financial institutions and other mortgage lenders which are generally fully collateralized by a pool of mortgages held under an indenture. The key feature of the CMO structure is the prioritization of the cash flows from a pool of mortgages among the several classes of CMO holders, thereby creating a series of obligations with varying rates and maturities appealing to a wide range of investors. CMOs generally are secured by an assignment to a trustee under the indenture pursuant to which the bonds are issued of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (that is, the character of payments of principal and interest is not passed through and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs are issued in two or more classes or series with varying maturities and stated rates of interest determined by the issuer. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. Because the interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest to each class and to retire successive maturities in sequence. CMOs are designed to be retired as the underlying mortgages are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to maturity. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayments, there will be sufficient collateral to secure CMOs that remain outstanding. Currently, the investment adviser will consider privately issued CMOs or other mortgage-backed securities as possible investments for the Fund only when the mortgage collateral is insured, guaranteed or otherwise backed by the U.S. Government or one or more of its agencies or instrumentalities (e.g., insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Administrator of Veterans Affairs or consisting in whole or in part of U.S. Government securities).

Risks of Certain Mortgage-Backed and Indexed Securities. Although not mortgage-backed securities, index amortizing notes and other callable securities are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. The residual classes of CMOs are subject to both prepayment and extension risk.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. The market values of currency-linked securities may be very volatile and may decline during periods of unstable currency exchange rates.

SENIOR LOANS

Each Fund may invest in Senior Loans.

Structure of Senior Loans. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

Each Fund typically purchases "Assignments" from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be

4

arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

Each Fund also may invest in "Participations." Participations by a Fund in a Loan Investor's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, a Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation. In the event of the insolvency of the Loan Investor selling a Participation, a Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and a Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

The effect of industry characteristics and market compositions may be more pronounced. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a Borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

Certain Fees Paid to a Fund. In the process of buying, selling and holding Senior Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When a Fund buys a Senior Loan, it may receive a facility fee and when it sells a Senior Loan, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by a Fund may include amendment fees.

Borrower Covenants. Certain Borrowers must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. Each Fund will generally rely upon the Agent or an

5

intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a portfolio. Furthermore, unless under the terms of a Participation Agreement a Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of a Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, a Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

Other Information Regarding Senior Loans. From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from a Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by a Fund.

Each Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Each Fund may also invest in Senior Loans of Borrowers that have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

Each Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, each Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans and, indirectly, Senior Loans.

Lenders can be sued by other creditors and shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors or cause interest previously paid to be refunded to the Borrower. If a court required interest to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the

6

Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund's security interest in loan collateral. If a Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan.

Each Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a Borrower or its affiliates. The acquisition of such equity securities will only be incidental to a Fund's purchase of a Senior Loan. Each Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a Borrower, or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund's investment policies.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Credit Quality. Many Senior Loans in which each Fund may invest are of below investment grade credit quality. Accordingly, these Senior Loans are subject to similar or identical risks and other characteristics described below in relation to Non-Investment Grade Bonds.

Bridge Loans. Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a Borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the Borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A Borrower’s use of bridge loans also involves the risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness. From time to time, a Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, the Fund receives a fee. The investment adviser intends to limit any such commitments to less than 5% of a Fund’s assets.

NON-INVESTMENT GRADE BONDS

Each Fund may invest in Non-Investment Grade Bonds.

Investments in Non-Investment Grade Bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. Non-Investment Grade Bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of higher quality securities.

Non-Investment Grade Bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in Non-Investment Grade Bond prices because the advent of recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of Non-Investment Grade Bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of Non-Investment Grade Bonds structured as zero-coupon, step-up or payment-in-kind securities, their market prices will normally be

7

affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Eaton Vance seeks to reduce these risks through diversification, credit analysis and attention to current developments in both the economy and financial markets.

The secondary market on which Non-Investment Grade Bonds are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the net asset value of the Shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of Non-Investment Grade Bonds, especially in a thinly traded market. When secondary markets for Non-Investment Grade Bonds are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is no reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling these securities. Each Fund will be more dependent on Eaton Vance's research and analysis when investing in Non-Investment Grade Bonds. Eaton Vance seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rate and market conditions.

A general description of the ratings of securities by S&P, Fitch and Moody's is set forth in Appendix A to this SAI. Such ratings represent these rating organizations' opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating Non-Investment Grade Bonds can involve certain risks. For example, credit ratings evaluate the safety or principal and interest payments, not the market value risk of Non-Investment Grade Bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Eaton Vance does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

In the event that a rating agency or Eaton Vance downgrades its assessment of the credit characteristics of a particular issue, the Fund is not required to dispose of such security. In determining whether to retain or sell a downgraded security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of Non-Investment Grade Bonds may be more complex than for issuers of high quality debt securities.

OTHER INVESTMENTS

Fixed Income Securities. Fixed income securities include preferred, preference and convertible securities, equipment lease certificates, equipment trust certificates and conditional sales contracts. Preference stocks are stocks that have many characteristics of preferred stocks, but are typically junior to an existing class of preferred stocks. Equipment lease certificates are debt obligations secured by leases on equipment (such as railroad cars, airplanes or office equipment), with the issuer of the certificate being the owner and lessor of the equipment. Equipment trust certificates are debt obligations secured by an interest in property (such as railroad cars or airplanes), the title of which is held by a trustee while the property is being used by the borrower. Conditional sales contracts are agreements under which the seller of property continues to hold title to the property until the purchase price is fully paid or other conditions are met by the buyer.

Each Fund may invest in these fixed income securities.

Fixed-rate bonds may have a demand feature allowing the holder to redeem the bonds at specified times. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, since they may be retained if interest rates decline. Acquiring these kinds of bonds provides the contractual right to require the issuer of the bonds to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement or instrument. Since this right is assignable only with the bond, it will not be assigned any separate value.

Certain securities may permit the issuer at its option to "call," or redeem, the securities. If an issuer were to redeem securities during a time of declining interest rates, a Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

8

The rating assigned to a security by a rating agency does not reflect assessment of the volatility of the security's market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer's historical financial condition and the rating agency's investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition. Credit quality in the high yield, high risk bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. In addition to lower rated securities, each Fund also may invest in higher rated securities. For a description of corporate bond ratings, see Appendix A.

Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell at a higher price) with respect to its permitted investments. In the event of the bankruptcy of the other party to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the securities purchased may have decreased, a loss could result. Repurchase agreements which mature in more than seven days will be treated as illiquid. The terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Each Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash and a Fund is required to distribute its income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions.

Indexed Securities. The Acquired Fund may invest in indexed securities, structured notes and derivatives based on indices or financial indicators. The Acquiring Fund may invest in indexed securities. Indexed securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to inflation, other securities, securities indices, currencies or other financial indicators such as economic statistics and pre-payment rates. Various indices or financial indicators may also be invested in through the use of derivative instruments. Inflation-indexed securities, for example, typically provide for a maturity value that depends on the rate of inflation, resulting in a security whose price tends to rise and fall together with the rate of inflation. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a short position in the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. The indexed securities in which the Acquiring Fund invests generally will either be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, its agencies or instrumentalities.

Short Sales. The Acquired Fund may utilize short sales for investment and risk management while the Acquiring Fund may only utilize short sales for hedging purposes. The Acquiring Fund may engage in short sales “against the box” (i.e. short sales of securities the Fund already owns). A short sale is affected by selling a security which the Fund does not own, or, if the Fund does own the security, is not to be delivered upon consummation of the sale. If the price of the security in the short sale decreases, the Fund will realize a profit to the extent that the short sale price for the security exceeds the market price. If the price of the security increases, the Fund will realize a loss to the extent that the market price exceeds the short sale price. Selling securities short runs the risk of losing an amount greater than the initial investment therein.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Funds to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Funds reserve the right to utilize short sales, the Adviser is under no obligation to utilize shorts at all.

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Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Options. Call options may be purchased to provide exposure to increases in the market (e.g., with respect to temporary cash positions) or to hedge against an increase in the price of securities or other investments that a Fund intends to purchase or has sold short. Similarly, put options may be purchased for speculative purposes or to hedge against a decrease in the market generally or in the price of securities or other investments held by a Fund. Buying options may reduce the Fund's returns, but by no more than the amount of the premiums paid for the options.

Each Fund may write covered call options (i.e., where the Fund owns the security or other investment that is subject to the call) to enhance returns when the investment adviser perceives that the option premium offered is in excess of the premium that the investment adviser would expect to be offered under existing market conditions, or if the exercise price of the option is in excess of the price that the investment adviser expects the security or other underlying investment to reach during the life of the option. Writing covered call options may limit a Fund's gain on portfolio investments if the option is exercised because the Fund will have to sell the underlying investments below the current market price. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Securities Lending. As described in the Prospectus, each Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the investment adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. Each Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. Each Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objective and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. A Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this Statement of Additional Information.

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and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this Statement of Additional Information.

Short-Term Trading. Securities may be sold in anticipation of market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of fixed income securities or changes in the investment objectives of investors.

Investment Restrictions. The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of a Fund. As a matter of fundamental policy each Fund may not:

(1)	Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;
(2)	Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;
(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
(4)	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;
(5)	Make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;
(6)	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
(7)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments; and

In addition, the Acquiring Fund may not:

(8)	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

11

(9)	Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that a Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings. Each Fund has received exemptive relief from the SEC allowing the Fund to (1) issue a class of senior securities representing indebtedness and redeem its issued and outstanding APS and (2) declare dividends and/or other distributions on its capital stock, in each case subject to 200% asset coverage for a period of two years commencing on October 28, 2008.

In regard to restriction 5(c), the value of securities loaned by a Fund may not exceed 33 1/3% of that Fund’s total assets.

For purposes of construing the Acquiring Fund’s restriction (8) and the Acquired Fund’s restriction , (9) securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

The Acquiring Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Acquiring Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the Board's approval, the Acquired Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency) will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policies set forth above, and any restrictive covenants under a credit facility.

As described in the Prospectus, under normal market circumstances, the Acquiring Fund expects to maintain a weighted average portfolio credit quality of investment grade. In determining the average credit quality of the Acquiring Fund, Eaton Vance intends to use a methodology, based structurally on the S&P or Moody's rating system (or both) described in Appendix A to this SAI, which assumes a linear relationship in the credit quality ratings for ratings between C and AAA (Aaa). Securities with a rating below C will not be assigned any value in the calculation of average credit quality. For the purpose of determining the Acquiring Fund's average credit quality, when a security is rated by more than one nationally recognized statistical rating agency, the investment adviser generally will use the highest rating available. Within this general guideline, the Acquiring Fund may invest in individual securities of any credit quality. The Acquiring Fund's holdings of Non-Investment Grade Bonds and Senior Loans with lower credit ratings generally will be offset by MBS with very high credit ratings. A "barbell" portfolio of lower rated and higher rated securities may have risk characteristics that differ from fixed income securities with credit ratings equivalent to the portfolio average.

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MANAGEMENT AND ORGANIZATION

Management. The Trustees and officers of the Acquired Fund (for purposes of the following chart, “EOE”) and Acquiring Fund (for purposes of the following chart, “EVV”) are listed below. The Trustees and officers hold positions within both Funds and affiliated funds.

Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Funds, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Number of Portfolios in Fund Complex Overseen By Trustee(1)

Term of Office and Length of Service
Position(s) with the Funds
Name and Date of Birth			Principal Occupation(s) During Past Five Years
Other Directorships Held

Interested Trustee

Thomas E.	For EVV:	For EVV:	Chairman, Chief Executive Officer and President	175	Director of EVC
Faust Jr.	Class II	Until 2011.	of EVC, Director and President of EV, Chief
5/31/58	Trustee	3 years.	Executive Officer and President of EVM and
		Trustee since	BMR, and Director of EVD. Trustee and/or
	For EOE:	2007.	officer of 175 registered investment companies
	Vice		and 4 private investment companies managed by
	President	For EOE:	EVM or BMR. Mr. Faust is an interested person
	and Class I	Until 2010.	because of his positions with EVC, EVM, BMR,
	Trustee	3 years.	EV and EVD, which are affiliates of the Funds.
Trustee since
2007 and
Vice
President
since 2005.

Noninterested Trustees

Benjamin C.	Class I APS	Until 2010.	Roy and Elizabeth Simmons Professor of	175	None
Esty	Trustee	3 years.	Business Administration, Harvard University
1/2/63		Trustee since	Graduate School of Business Administration.
2005.

Allen R.	Class I	Until 2010.	Former Chairman (2002-2004) and a Director	175	Director of Assurant, Inc.
Freedman	Trustee	2 years.	(1983-2004) of Systems & Computer		(insurance provider) and
4/3/40		Trustee since	Technology Corp. (provider of software to higher		Stonemor Partners L.P.
		2007.	education). Formerly, a Director of Loring Ward		(owner and operator of
			International (fund distributor) (2005-2007).		cemeteries)
Formerly, Chairman and a Director of Indus
International, Inc. (provider of enterprise
management software to the power generating
industry) (2005-2007).

13

Number of Portfolios in Fund Complex Overseen By Trustee(1)

Term of Office and Length of Service
Position(s) with the Funds
Name and Date of Birth			Principal Occupation(s) During Past Five Years
Other Directorships Held

William H.	Class II	Until 2011.	Vice Chairman, Commercial Industrial Finance	175	None
Park	Trustee	3 years.	Corp. (specialty finance company) (since 2006).
9/19/47		Trustee since	Formerly, President and Chief Executive Officer,
		2003 for	Prizm Capital Management, LLC (investment
		EVV and	management firm) (2002-2005).
Trustee since
2005 for
EOE.

Ronald A.	For EVV:	For EVV:	Professor of Law, Georgetown University Law	175	None
Pearlman	Class III	Until 2012.	Center.
7/10/40	Trustee	3 years.
Trustee since
	For EOE:	2003.
Class II
	Trustee	For EOE:
Until 2011.
3 years.
Trustee since
2005.

Helen Frame	Class III	Until 2012.	Professor of Finance, Carroll School of	175	Director of Federal
Peters	Trustee	1 year.	Management, Boston College (since 2003).		Home Loan Bank of
3/22/48		Trustee since	Adjunct Professor of Finance, Peking University,		Boston (a bank for
		2008.	Beijing, China (since 2005). Formerly, Dean,		banks) and BJ’s
			Carroll School of Management, Boston College		Wholesale Clubs
			(2000-2003).		(wholesale club retailer);
Trustee of SPDR Index
Shares Funds and SPDR
Series Trust (exchange
traded funds)

Heidi L.	Class II	Until 2011.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005- 2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005); Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986- 2004).	175	Director of Nuclear
Steiger	Trustee	3 years.			Electric Insurance Ltd.
7/8/53		Trustee since			(nuclear insurance
		2007.			provider) and Aviva
USA (insurance
provider) and CIFG
(family of financial
guaranty companies)

14

Number of Portfolios in Fund Complex Overseen By Trustee(1)

Term of Office and Length of Service
Position(s) with the Funds
Name and Date of Birth			Principal Occupation(s) During Past Five Years
Other Directorships Held

Lynn A.	For EVV:	For EVV:	Paul Hastings Professor of Corporate and	175	None
Stout	Class I	Until 2011.	Securities Law (since 2006) and Professor of
9/14/57	Trustee	3 years.	Law (2001-2006), University of California at Los
		Trustee since	Angeles School of Law.
	For EOE:	2003.
Class III
	Trustee	For EOE:
Until 2012.
3 years.
Trustee since
2005.

Ralph F. Verni	Chairman	Trustee until	Consultant and private investor.	175	None
1/26/43	of the	2012.
	Board and	3 years.
	Class III	Trustees
	APS	since 2006;
	Trustee	Chairman
since 2007.

          (1) Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Funds	Service	During Past Five Years

Payson F.	President and Principal Executive	Since 2007*	Chief Income Investment Officer of EVC. Vice
Swaffield	Officer		President of EVM and BMR. Officer of 3
8/13/56			registered investment companies managed by
EVM or BMR.

Christine M.	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 35
Johnston			registered investment companies managed by
11/9/72			EVM or BMR.

Catherine C.	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 2
McDermott			registered investment companies managed by
5/13/64			EVM or BMR.

Scott H. Page	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 15
11/30/59			registered investment companies managed by
EVM or BMR.

Susan Schiff	Vice President	Of EVV since 2003 and of EOE	Vice President of EVM and BMR. Officer of 35
3/13/61		since 2007	registered investment companies managed by
EVM or BMR.

Andrew N.	Vice President of EOE	Since 2007	Vice President of EVM and BMR. Officer of 4
Sveen			registered investment companies managed by
4/21/68			EVM or BMR.

15

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Funds	Service	During Past Five Years

Mark S. Venezia	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 35
5/23/49			registered investment companies managed by
EVM or BMR.

Michael W.	Vice President	Of EVV since 2003 and of EOE	Vice President of EVM and BMR. Officer of 26
Weilheimer		since 2005	registered investment companies managed by
2/11/62			EVM or BMR.

Barbara E.	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175
Campbell			registered investment companies managed by
6/19/57			EVM and BMR.

Maureen A.	Secretary and Chief Legal Officer	Secretary since 2007 and	Vice President of EVM and BMR. Officer of 175
Gemma		Chief Legal Officer since 2008	registered investment companies managed by
5/24/60			EVM or BMR.

Paul M. O'Neil	Chief Compliance Officer	Of EVV since 2004 and of EOE	Vice President of EVM and BMR. Officer of 175
7/11/53		since 2005	registered investment companies managed by
EVM or BMR.

*Prior to becoming President of the Fund, Mr. Swaffield served as Vice President.

The Board of Trustees of each Fund has several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee (formerly, the Special Committee). Each of the Committees are comprised of only noninterested Trustees.

Mmes. Stout (Chair), Peters and Steiger, and Messrs. Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended April 30, 2009, the Governance Committee convened six times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Park (Chair) and Verni, and Mmes. Stout and Steiger are members of the Audit Committee. The Board of Trustees has designated Mr. Park, a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC, American Stock Exchange and New York Stock Exchange rules for inclusion in the proxy statement of each Fund. During the fiscal year ended April 30, 2009, the Audit Committee convened six times.

Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman, and Ms. Peters are currently members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to each Fund, including advisory, sub-

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advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board of Trustees of the Funds. During the fiscal year ended April 30, 2009, the Contract Review Committee convened seven times.

Messrs. Esty and Freedman, and Ms. Peters are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by each Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to each Fund; and (iii) assist the Board of Trustees in its monitoring of the performance results of all Funds, giving special attention to the performance of certain Funds that it or the Board of Trustees identifies from time to time. During the fiscal year ended April 30, 2009, the Portfolio Management Committee convened six times.

Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board of Trustees and each Fund’s Chief Compliance Officer (the “CCO”); and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. During the fiscal year ended April 30, 2009, the Compliance Reports and Regulatory Matters Committee convened six times.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Acquired Fund and the Acquiring Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2008.

Aggregate Dollar Range of Equity
	Dollar Range of Equity		Securities Owned in All Registered
	Securities Owned in the	Dollar Range of Equity Securities	Funds Overseen by Trustee in the
Name of Trustee	Acquired Fund	Owned in the Acquiring Fund	Eaton Vance Fund Complex

Interested Trustee
Thomas E. Faust Jr.	None	None	over $100,000

Noninterested Trustees
Benjamin C. Esty	None	None	over $100,000
Allen R. Freedman	None	None	over $100,000
William H. Park	None	None	over $100,000*
Ronald A. Pearlman	None	None	over $100,000
Helen Frame Peters	None	None	None
Heidi L. Steiger	None	None	None
Lynn A. Stout	None	None	over $100,000*
Ralph F. Verni	None	None	over $100,000*

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of December 31, 2008, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2007 and December 31, 2008, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;
2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) either Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

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3.	Any direct or indirect relationship with (i) either Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2007 and December 31, 2008, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of each Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Fund’s assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. Neither Fund has a retirement plan for its Trustees.

Share Ownership and Compensation

The fees and expenses of the noninterested Trustees of each Fund are paid by the Fund. (The Trustees of the Fund who are members of the Eaton Vance organization receive no compensation from the Fund). During the fiscal year ending April 30, 2009, the noninterested Trustees of the Fund earned the following compensation in their capacities as Trustees of the Fund. For the year ended December 31, 2008, the noninterested Trustees earned the compensation set forth below in their capacities as Trustees of the funds in the Eaton Vance fund complex(1).

Source of	Benjamin C.	Allen R.	William H.	Ronald A.	Helen Frame	Heidi L.	Lynn A.	Ralph F.
Compensation	Esty	Freedman	Park(2)	Pearlman	Peters(1)	Steiger	Stout(3)	Verni(4)

Acquired Fund	$ 587	$ 554	$ 482	$ 587	$ 160	$ 554	$ 589	$ 756
Acquiring Fund	5,006	4,541	4,931	5,006	2,182	4,541	5,044	7,432
Fund Complex(1)	212,500	204,167	209,167(5)	212,500	204,167	204,167	224,167(6)	319,167(7)

(1)	As of June 1, 2009, the Eaton Vance Fund Complex consisted of 175 registered investment companies or series thereof. Ms. Peters was appointed as a Trustee effective November 17, 2008, and thus the compensation figure for the Fund Complex is estimated for the calendar year ended December 31, 2008 based on the amount she would have received if she had been a Trustee for the full 2008 calendar year. Norton H.
Reamer retired as a Trustee on July 1, 2008. For the fiscal year ended April 30, 2009, Mr. Reamer received Trustees fees of $270 and $559 from the Acquired Fund and Acquiring Fund, respectively. For the calendar year ended December 31, 2008, Mr. Reamer received $166,667 from the Fund Complex.
(2)	Includes deferred compensation as follows: Acquired Fund - $112 and Acquiring Fund - $1,536.
(3)	Includes deferred compensation as follows: Acquired Fund - $115 and Acquiring Fund - $1,562.
(4)	Includes deferred compensation as follows: Acquired Fund - $407 and Acquiring Fund - $5,544.
(5)	Includes $80,000 of deferred compensation.
(6)	Includes $45,000 of deferred compensation.
(7)	Includes $157,500 of deferred compensation.

Organization

Each Fund is an organization of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of a Fund. Each Fund’s Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. Each Fund’s Declaration of Trust also provides for indemnification out of the Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. Each Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

Each Fund’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Fund’s Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the

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conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

Each Fund’s Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose. Each Fund’s Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares.

RECORD OWNERS OF 5% OR MORE OF OUTSTANDING SHARES

To the best of each Fund’s knowledge, as of [September ____], 2009 the Trustees and Officers as a group owned in the aggregate less than 1% of the outstanding shares of common stock or APS or each Fund. As of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Acquired Fund
Percentage Ownership
	Record Owner	(Approximate)

Acquiring Fund
Percentage Ownership
	Record Owner	(Approximate)

Each Fund may be required to disclose certain information regarding 5% record owners pursuant to applicable securities laws.

Proxy Voting Policy. The Board of Trustees of each Fund have adopted a proxy voting policy and procedures (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”). An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. For a copy of the Fund Policy and investment adviser Policies, see Appendix B. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Funds and provides related office facilities and personnel subject to the supervision of the Funds’ Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Funds and what portion, if any, of a Fund’s assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Funds who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

Under the Advisory Agreements, each Fund pays a monthly management fee to the investment adviser as compensation for investment advisory services rendered to the Fund. The fee for the Acquired Fund is computed at an annual rate of 0.75% of average

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daily gross assets and is payable monthly. The fee for the Acquiring Fund is computed at an annual rate of 0.75% of the Fund’s average weekly gross assets and is payable monthly. The Proxy Statement/Prospectus has more detailed information regarding each Fund’s advisory fees. The table below indicates the amount each Fund paid to the Adviser during the last three fiscal years for each Fund:

					Fiscal Year/Allocated
	Fiscal Year/ Total		Fiscal Year/Advisory		from Cash Management		Fiscal Year/Advisory Fee
Fund	Advisory Fee		Fee Paid		Portfolio(1)		Waiver(2)

Acquired	4/30/09	$ 964,060	4/30/09	$ 946,060	4/30/09	$ 17,907	4/30/09	$ 257,051
Fund	4/30/08	$ 1,577,979	4/30/08	$ 1,570,096	4/30/08	$ 7,833	4/30/08	$ 417,413
	4/30/07	$ 1,394,955	4/30/07	$ 1,394,022	4/30/07	$ 933	4/30/07	$ 372,022

Acquiring	4/30/09	$18,346,219	4/30/09	$18,253,579	4/30/09	$ 92,640	4/30/09	$4,520,019
Fund	4/30/08	$22.870,309	4/30/08	$22,690,881	4/30/08	$179,428	4/30/08	$6,098,749
	4/30/07	$23,611,679	4/30/07	$23,531,579	4/30/07	$ 80,100	4/30/07	$6,296,448

(1) For the fiscal years indicated, the advisory fee of the Fund was reduced by the Fund’s allocable portion of the advisory fee of Cash Management Portfolio.

(2) For the fiscal years indicated, the advisory fee was waived pursuant to a contractual expense reimbursement agreement.

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Information about Eaton Vance. Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson and Winthrop H. Smith, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Faust and Richardson, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Lisa Jones, Brian D. Langstraat, Michael R. Mach, Robert B. Macintosh, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Walter P. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Walter Row, Mark Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos all of whom are officers of Eaton Vance or its affiliates). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of and Eaton Vance and its affiliates who are also officers, or officers and Directors of EVC and EV. As indicated under “Trustees and Officers,” all of the officers of the Funds hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, employees of Eaton Vance may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public conference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing, to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

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Portfolio Managers. The portfolio manager or investment team (each referred to as a “portfolio manager”) of the Funds are listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Funds. The following table shows, as of the Funds’ most recent fiscal year end, April 30, 2009, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

				Total Assets of
	Number of	Total Assets of	Number of Accounts	Accounts Paying a
Acquired Fund and Acquiring Fund	All Accounts	All Accounts*	Paying a Performance Fee	Performance Fee*
Scott H. Page
Registered Investment Companies	10(1)	$9,186.0	0	$ 0
Other Pooled Investment Vehicles	4	$2,588.5	4	$2,588.5
Other Accounts	5	$4,030.9	0	$ 0

Payson F. Swaffield
Registered Investment Companies	3	$2,902.7	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

Michael W. Weilheimer(2)
Registered Investment Companies	6(1)	$4,780.5	0	$ 0
Other Pooled Investment Vehicles	4	$ 614.4	2	$ 73.4
Other Accounts	15	$ 469.9	0	$ 0

				Total Assets of
	Number of	Total Assets of	Number of Accounts	Accounts Paying a
Acquired Fund	All Accounts	All Accounts*	Paying a Performance Fee	Performance Fee*
Andrew N. Sveen
Registered Investment Companies	2	$ 884.4	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	1	$ 216.2	0	$ 0

				Total Assets of
	Number of	Total Assets of	Number of Accounts	Accounts Paying a
Acquiring Fund	All Accounts	All Accounts*	Paying a Performance Fee	Performance Fee*
Christine M. Johnston
Registered Investment Companies	3	$3,106.7	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

Catherine C. McDermott
Registered Investment Companies	2	$2,830.9	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

Susan Schiff(2)
Registered Investment Companies	6	$4,126.2	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

Mark S. Venezia(2)
Registered Investment Companies	10	$4,773.5	0	$ 0
Other Pooled Investment Vehicles	1	$ 178.0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

*	In millions of dollars.
(1)	Numbers provided include an investment company structured as a fund-of-funds which invests in funds in the Eaton Vance complex advised by other portfolio managers.
(2)	Certain of the funds that Mr. Weilheimer serves as portfolio manager may invest in underlying portfolios that he also serve as portfolio manager.

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None of the portfolio managers beneficially owned shares of the Funds as of the date of this SAI. As of December 31, 2008, each beneficially owned, in aggregate, over $100,000 of shares in funds in the Eaton Vance Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he believes is equitable to all interested persons. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for Eaton Vance. Compensation of investment adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary; (2) an annual cash bonus; and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

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Administrative Services. As indicated in the Proxy Statement/Prospectus, Eaton Vance serves as administrator of each Fund. Under the Administration Agreements, Eaton Vance is responsible for managing the business affairs of each Fund, subject to the supervision of the Board of Trustees. Eaton Vance will furnish to each Fund all office facilities, equipment and personnel for administering the affairs of the Funds. Eaton Vance will compensate all Trustees and officers of each Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Funds, and will also compensate all other Eaton Vance personnel who perform management and administrative services for each Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct each Fund’s business.

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser).

OTHER SERVICE PROVIDERS

Custodian. State Street Bank and Trust Company (“State Street“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund. State Street has custody of all cash and securities of the Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Funds. State Street provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including State Street. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Funds and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund, providing audit related services and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038, serves as transfer and dividend disbursing agent for each Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value per Share of each Fund is determined no less frequently than weekly, generally on the last day of the week that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Each Fund's net asset value per Share is determined by State Street, in the manner authorized by the Trustees of the Funds. Net asset value is computed by dividing the value of a Fund's total assets, less its liabilities by the number of shares outstanding.

The Adviser uses an independent pricing service to value most loans, MBS (other than Seasoned MBS) and other debt securities at their market value. Seasoned MBS are valued through the use of an independent matrix pricing system applied by the Adviser which takes into account bond prices, yield differentials, anticipated prepayment and interest rates provided by dealers. The Adviser may use the fair value method to value loans or other securities if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.

The Trustees have approved and monitor the procedures under which Senior Loans are valued. The Adviser and the Valuation Committee may implement new pricing methodologies or expand mark-to-market valuation of Senior Loans or debt securities whose market prices are not readily available in the future, which may result in a change in a Fund's net asset value per share. Each Fund’s net asset value per share is also affected by fair value pricing decisions and by changes in the market for Senior Loans and such debt securities. Senior Loans for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies;

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(iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the adviser will use its discretion and judgment in considering and appraising relevant factors. The portfolio managers of other funds managed by the Adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Funds. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the Adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Funds. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Non-loan holdings (other than certain pooled investment vehicles and debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed on the NASDAQ Global or Global Select Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money market securities maturing in sixty days or less typically are valued at amortized cost, which approximates value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Investments for which reliable market quotations are unavailable are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

Generally, trading in the foreign securities owned by a Fund is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Fund generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the New York Stock Exchange will not be reflected in the computation of a Fund's net asset value (unless the Fund deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Each Fund may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by a Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

All other securities and holdings are valued at fair value as determined in good faith by or at the direction of the Trustees.

The Acquired Fund values its investments in private investment funds at fair value. As a general matter, the fair value of the Acquired Fund’s interest in a private investment fund represents the amount that the Acquired Fund could reasonable expect to receive from the private investment fund or from a third party if the Acquired Fund’s interest were redeemed or sold at the time of valuation, based on information available at the time the valuation is made and that the Acquired Fund reasonable believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each private investment fund in accordance with such fund’s valuation policies and reported to the Acquired Fund by the fund or its manager at the time of such valuation. The values provided by the private investment funds are ordinarily reviewed by the Adviser. The Acquired Fund may not have a private investment fund’s reported valuation as of a particular fiscal period end-if, for example, a private investment fund does not report a fiscal period end value to the Acquired Fund on a timely basis. In such cases, the Acquired Fund determines the fair value of its investment therein based on any relevant information available at the time of valuation, including the most recent value reported by the private investment fund.

When investing in any private investment fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the private investment fund. As a general matter, such review will include a determination of whether the private investment fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonable believes to be consistent with those used by the Acquired Fund for valuing its own investments. Although the procedures approved by the Acquired Fund’s Board provide that the Adviser will review the valuations provided by private investment fund managers, neither the Adviser nor the Acquired Fund’s Board are able to confirm independently the accuracy of valuation calculations provided by the managers.

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The Acquired Fund’s valuation procedures require the Acquired Fund and the Adviser to consider relevant information available at the time that the Acquired Fund values its investment. The Adviser and/or the Board consider such information, and may conclude in certain circumstances that the information provided by a private investment fund’s manager does not represent the fair value of the Acquired Fund’s interest therein. Although redemptions of interests in private investment funds are usually subject to advance notice requirements, private investment funds will typically make available net asset value information to their investors which represents the price at which, even in the absence of redemption activity, the private investment fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular private investment fund, the Acquired Fund considers whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Acquired Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular private investment fund. In other cases, as when a private investment fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in private investment fund interests, the Acquired Fund may determine that it is appropriate to apply a discount to the net asset value of the private investment fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by private investment funds and managers thereof may be subject to later adjustment, based on information reasonably available at the time. For example, fiscal year-end net asset value calculations of private investment funds are subject to audit by the funds’ independent auditors, and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of private investment funds will be reflected in the Acquired Fund’s net asset values for the relevant periods. The procedures approved by the Board provide that, where deemed appropriate by the Adviser and/or the Board and consistent with the 1940 Act, investments in private investment funds may be valued at cost. Cost would be used only when determined to best approximate the fair value of the particular investment under consideration. For example, cost may not be appropriate when the Acquired Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Acquired Fund’s investment is revalued in a manner that the Adviser, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board is responsible for ensuring that the valuation policies utilized by the Adviser are fair and consistent with applicable regulatory guidelines.

PORTFOLIO TRADING

Each Fund will acquire Senior Loans from major international banks, selected domestic regional banks, insurance companies, finance companies and other financial institutions. In selecting financial institutions from which Senior Loans may be acquired, the investment adviser will consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While these financial institutions are generally not required to repurchase Senior Loans which they have sold, they may act as principal or on an agency basis in connection with their sale by a Fund.

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by each Fund’s investment adviser. Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Other fixed income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

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Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser’s clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer firm, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the investment adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the investment adviser. For example, an investment adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the investment adviser is referred to herein as the “Third Party Research Services Payment Ratio.”

Consistent with the foregoing practices, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. Each Fund and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities.

Research Services received by the investment adviser may include, but are not limited to such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, certain proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, news and information services, certain pricing and quotation equipment and services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to

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such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

Since May 1, 2004, when the investment adviser executes Fund securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the investment adviser generally does not expect to acquire Third Party Research with Fund brokerage commissions.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees of the Funds that the benefits from the investment adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended April 30, 2009, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution.

					Commissions Paid on
				Amount of Transactions	Transactions
				Directed to Firms	Directed to Firms
	Brokerage Commissions for the Fiscal Year Ended			Providing Research	Providing Research
Fund	4/30/09	4/30/08	4/30/07	4/30/09	4/30/09
Acquired Fund	$3,602	$4,681	$13,706	$281,189	$237
Acquiring Fund	4,637	2,665	329	106,144	223

As of April 30, 2009, neither Fund held securities of its “regular brokers or dealers”, as that term is defined in Rule 10b-1 of the 1940 Act.

TAXES

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income and net short-term and long-term capital gains (after reduction by

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any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. If a Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Each Fund qualified as a RIC for its fiscal year ended October 31, 2008. Each Fund also seeks to avoid payment of federal excise tax. However, if a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and (iii) 100% of any ordinary income and capital gains from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC for federal income tax purposes, no Fund should be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

A Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by a Fund and, in order to avoid a tax payable by a Fund, a Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for a Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of a Fund's taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

A Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of securities held by a Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

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Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in “passive foreign investment companies” (“PFICs”) could subject a Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the PFIC as a “qualified electing fund”.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the distribution requirements described above. In order to make this election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, if a Fund were to make a mark-to-market election with respect to a PFIC, the Fund would be treated as if it had sold and repurchased the PFIC stock at the end of each year. In such case, a Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. A Fund may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock in any particular year. As a result, a Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the 4% excise tax.

Each Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of a Fund will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

A portion of distributions made by a Fund which are derived from dividends from domestic corporations may qualify for the dividends-received deduction (“DRD”) for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally more than 45 days during the 91-day period beginning 45 days before the ex-dividend date. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder’s shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

In general, dividends (other than capital gain dividends and exempt-interest dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

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For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2010, distributions that a Fund designates as “short-term capital gain dividends” or “long-term capital gain dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder.

If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from sale or exchange of U.S. real property interests.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom a Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of sales of shares, at a rate of up to 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, such as IRAs, and other retirement plans, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

OTHER INFORMATION

The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Acquiring Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

FINANCIAL STATEMENTS

Incorporated herein by reference are:

(i)	the audited financial statements of the Acquired Fund for the fiscal year ended April 30, 2009 are incorporated by reference herein to the Acquired Fund’s annual report filed on Form N-CSR on June 26, 2009 Accession No.
0000950123-09-018004;
(ii)	the audited financial statements of the Acquiring Fund for the fiscal year ended April 30, 2009 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on June 26, 2090 Accession No.
0000950123-09-017993.

30

APPENDIXA

DESCRIPTION OF RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Moody’s Investors Service, Inc. (“Moody’s”)

Long-Term Corporate Obligations Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that a ranking in the lower end of that generic rating category.

Short-Term Corporate Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime ratings categories.

Issuer Ratings

Issuer Ratings are opinions of the ability of entities to honor senior unsecured financial obligations and contracts. Moody’s expresses Issuer Ratings on its general long-term and short-term scales.

A-1

US Municipal Ratings

Moody’s municipal ratings are opinions of the investment quality of issuers and issues in the U.S. municipal market. As such, these ratings incorporate assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term scale. Historical default and loss rates for obligations rated on the US Municipal Scale are significantly lower than for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global scales.

US Municipal Long-Term Debt Ratings

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal and tax-exempt issuers.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated Caa demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Obligation Ratings and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-band access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

A-2

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins or protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term rating and demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR., e.g., Aaa/NR or NR/VMIG. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidty provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections neccesary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Group (“S&P”)

Issue Credit Ratings Definitions

Issue credit ratings can be either long or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days –including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put-features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based in varying degrees on the following considerations:

Likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

Nature of and provisions of the obligations;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

LONG-TERM ISSUE CREDIT RATINGS:

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligors only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A-3

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, and CC and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or, economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-4

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

ISSUER CREDIT RATINGS DEFINTIONS

Issuer credit ratings are based on current information furnished by obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any issuer credit rating and may, on occasion, rely on unaudited financial information. Issuer credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issuer credit ratings can either be long- or short-term. Short-term issuer credit ratings reflect the obligor’s creditworthiness over a short-term horizon.

LONG-TERM ISSUER CREDIT RATINGS

AAA: An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P.

AA: An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A: An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB: An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

BB, B, CCC and CC

Obligors rated ‘BB’, ‘B’, ‘CCC’ and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligor ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B: An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meets its financial commitments.

CCC: An obligor rated ‘CCC’ is currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC: An obligor rated ‘CC’ is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from ‘AA’ to’ CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

A-5

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated NR is not rated.

SHORT-TERM ISSUER CREDIT RATINGS

A-1: An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2: An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3: An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

B: An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. Ratings ‘B-1’, ‘B-2’ and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

B-1: Obligors with a ‘B-1’ short-term rating have a relatively stronger capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-2: Obligors with a ‘B-2’ short-term rating have an average speculative-grade capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

B-3: Obligors with a ‘B-3’ short-term rating have a relatively weaker capacity to meet their financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligor rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

R: An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see S&P’s issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD and D: An obligor rated ‘SD’ (selective default) or ‘D’ has failed to pay one or more of its obligations (rated or unrated) when it came due. A ‘D’ rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see S&P’s issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

NR: An issuer designated as NR is not rated.

Municipal Ratings

SHORT-TERM NOTES: An S&P U.S. municipal note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

A-6

Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. The capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. The capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that they are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery of Rating ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'RR4' (average) or 'RR5' (below average).

A-7

C: For issuers performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to Long-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations.

A-8

Notes to Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.) .

A-9

APPENDIX B

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. OVERVIEW

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or subcommittee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the longstanding fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. ROLES AND RESPONSIBILITIES

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. PROXY VOTING GUIDELINES (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

  A copy of the Advisers’ proxy voting policies and procedures;
  Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;
  A record of each vote cast;
  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

  Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.
  A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.
  The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.
  If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:
The client, in the case of an individual or corporate client;
In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or
The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Limited Duration Income Fund Eaton Vance Credit Opportunities Fund

Statement of Additional Information September [ ], 2009

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
P.O. Box 922, Wall Street Station
New York, NY 10269-0560

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP 200 Berkeley Street Boston, MA 02116

PART C OTHER INFORMATION

Item 15. Indemnification

     Article IV of the Registrant’s Agreement and Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.

     The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The advisory agreement of the Registrant provides the investment adviser limitation of liability to the Trust and its shareholders in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement.

     The underwriting agreement of the Registrant also provides for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 16. Exhibits

(1)(a)	Agreement and Declaration of Trust dated March 12, 2003 is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-
103901 and 811-21323) as to the Registrant’s common shares of beneficial interest
(“Common Shares”) filed with the Securities and Exchange Commission (the
“Commission”) on March 18, 2003 (Accession No. 0000898432-03-0003087 (“Initial
Common Shares Registration Statement”).

(b)	Amendment to Agreement and Declaration of Trust dated August 11, 2008 filed herewith.

(2)(a)	By-Laws are incorporated herein by reference to the Registrant’s Initial Common Shares
Registration Statement.

(b)	Amended By-Laws incorporated herein by reference to the Registrant’s APS Pre-
Effective Amendment No. 1 on Form N-2 (File No. 333-105916) and Amendment No. 5
(File No. 811-21323) filed with the Commission on July 18, 2003 (Accession No.
0000950135-03-003886) (“APS Pre-Effective Amendment No. 1”).

(c)	Amendment to By-Laws dated August 11, 2003 filed herewith.

(d)	Amendment to By-Laws dated February 7, 2005 filed herewith.

(e)	Amendment to By-Laws dated September 15, 2005 filed herewith.20

(f)	Amendment to By-Laws dated December 11, 2006 filed herewith.

(g)	Amendment to By-Laws dated August 11, 2008 filed herewith.

(h)	Amendment to By-Laws dated November 17, 2008 filed herewith.

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization filed herewith as Appendix A to the Proxy
Statement/Prospectus and included in Part A of this Registration Statement.

(5)(a)	Form of Specimen Certificate for Common Shares of Beneficial Interest incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 to the
Registrant’s Common Shares Registration Statement filed with the Commission on April
25, 2003 (Accession No. 0000950135-03-00258) (“Initial Common Shares Registration
Statement Pre-Effective-Amendment No. 1”).

(b)	Form of Specimen Certificate of Series A Auction Preferred Shares is incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-2 (File Nos.
333-105916 and 811-21323) as to Registrant’s Auction Preferred Shares (“APS”) filed with the Commission on June 6, 2003 (Accession No. 0000898432-03-000502) (“Initial
APS Registration Statement”).

(c)	Form of Specimen Certificate of Series B Auction Preferred Shares is incorporated herein by reference to the Registrant’s Initial APS Registration Statement.

(d)	Form of Specimen Certificate of Series C Auction Preferred Shares is incorporated herein by reference to the Registrant’s Initial APS Registration Statement.

(e)	Form of Specimen Certificate of Series D Auction Preferred Shares is incorporated herein by reference to the Registrant’s Initial APS Registration Statement.

(f)	Form of Specimen Certificate of Series E Auction Preferred Shares is incorporated herein by reference to the Registrant’s Initial APS Registration Statement.

(6)(a)	Investment Advisory Agreement dated April 14, 2003 is incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement Pre-Effective
Amendment No. 1.

(b)	Expense Reimbursement Agreement dated April 14, 2003 is incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement Pre-Effective
Amendment No. 1.

(c)	Fee Reduction Agreement dated August 11, 2008 filed herewith.

(7)(a)	Form of Underwriting Agreement as to Registrant’s Common Shares is incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement
Pre-Effective Amendment No. 2 filed with the Commission on May 23, 2003
(Accession No. 0000950135-03-003249) (“Initial Common Shares Registration
Statement Pre-Effective Amendment No. 2”).

(b)	Form of Master Agreement Among Underwriters as to Registrant’s Common Shares is
incorporated herein by reference to the Registrant’s Initial Common Shares Registration
Statement Pre-Effective Amendment No. 2.

C-2

(c)	Form of Master Selected Dealers Agreement as to Registrant’s Common Shares is
incorporated herein by reference to the Registrant’s Initial Common Shares Registration
Statement Pre-Effective Amendment No. 2.

(d)	Form of Underwriting Agreement as to Registrant’s Auction Preferred Shares
incorporated herein by reference to the Registrant’s Initial APS Registration Statement.

(e)	Form of Master Agreement Among Underwriters as to Registrant’s Auction Preferred
Shares is incorporated herein by reference to the Registrant’s Initial Common Shares
Registration Statement Pre-Effective Amendment No. 2.

(f)	Form of Master Selected Dealers Agreement as to Registrant’s Auction Preferred Shares
is incorporated herein by reference to the Registrant’s Initial Common Shares
Registration Statement Pre-Effective Amendment No. 2.

(8)	Not applicable.

(9) (a)	Master Custodian Agreement with State Street Bank and Trust Company (as successor to
Investors Bank & Trust Company) dated April 14, 2003 is incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement Pre-Effective
Amendment No. 1.

(b)	Extension Agreement dated August 31, 2005 to Master Custodian Agreement with State
Street Bank and Trust Company (as successor to Investors Bank & Trust Company) filed as Exhibit (j)(2) to Pre-Effective Amendment No. 2 of Eaton Vance Tax-Managed Global
Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed with the
Commission on September 26, 2005 (Accession No. 0000950135-05-005528) and
incorporated herein by reference.

(c)	Delegation Agreement dated December 11, 2000, with State Street Bank and Trust
Company (as successor to Investors Bank & Trust Company) filed as Exhibit (j)(e) to the
Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-
05808) filed April 3, 2002 (Accession No. 0000940394-01-500126) and incorporated herein by reference.

(10)	Not applicable.

(11)	Opinion and Consent of Internal Counsel as to legality of securities being registered by
Registrant filed herewith.

(12)	Opinion of K&L Gates LLP as to tax matters and consent to be filed by amendment.

(13) (a)	Transfer Agency and Services Agreement dated April 16, 2009 filed as Exhibit (k)(1) to
Pre-Effective Amendment No. 1 of Eaton Vance National Municipal Opportunities Trust
(File Nos. 333-156948, 811-22269) filed with the Commission on April 21, 2009
(Accession No. 0001193125-09-083055) and incorporated herein by reference.

(b)	Administration Agreement dated April 14, 2003 is incorporated herein by reference to the
Registrant’s Initial Common Shares Registration Statement Pre-Effective Amendment
No. 1.

(c)	Form of Shareholder Servicing Agreement dated May 30, 2003 is incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement Pre-Effective
Amendment No. 2.

(d)	Form of Additional Compensation Agreement dated May 30, 2003 is incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement Pre-
Effective Amendment No. 2.

(e)	Form of Auction Agreement between Registrant and the Auction Agent as to Registrant’s
Auction Preferred Shares incorporated herein by reference to the Registrant’s APS Pre-
Effective Amendment No. 1.

(f)	Form of Broker-Dealer Agreement as to Registrant’s Auction Preferred Shares
incorporated herein by reference to the Registrant’s APS Pre-Effective Amendment
No. 1.

(g)	Form of Amendment to Broker-Dealer Agreement Relating to the Registrant’s Auction
Preferred Shares filed herewith.

(14)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(15)	Not applicable.

(16)	Power of Attorney dated June 15, 2009 filed herewith.

(17) (a)	(i) Eaton Vance Credit Opportunities Fund Annual Report to Shareholders for the
period ended April 30, 2009 filed herewith.

(ii) Eaton Vance Limited Duration Income Fund Annual Report to Shareholders for
the period ended April 30, 2009 filed herewith.

(b)	Form of Proxy Card filed herewith.

(c)	Dividend Reinvestment Plan filed herewith.

Item 17. Undertakings

     1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     3. The undersigned registrant agrees that the opinion of K&L Gates LLP supporting the tax consequences of the Reorganization to shareholders as discussed in the Proxy Statement/Prospectus will be filed in a post-effective amendment to this registration statement within a reasonable time after receipt of such opinion.

NOTICE

     A copy of the Agreement and Declaration of Trust of Eaton Vance Limited Duration Income Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

     As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on its behalf by the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 27th day of August, 2009.

EATON VANCE LIMITED DURATION INCOME FUND By: /s/ Payson F. Swaffield Payson F. Swaffield President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Payson F. Swaffield	President and Principal	August 27, 2009
Payson F. Swaffield	Executive Officer

Barbara E. Campbell*	Treasurer and Principal Financial	August 27, 2009
Barbara E. Campbell	and Accounting Officer

Benjamin C. Esty*	Trustee	August 27, 2009
Benjamin C. Esty

/s/ Thomas E. Faust Jr.	Trustee	August 27, 2009
Thomas E. Faust Jr.

Allen R. Freedman*	Trustee	August 27, 2009
Allen R. Freedman

William H. Park*	Trustee	August 27, 2009
William H. Park

Ronald A. Pearlman*	Trustee	August 27, 2009
Ronald A. Pearlman

Helen Frame Peters*	Trustee	August 27, 2009
Helen Frame Peters

Heidi L. Steiger*	Trustee	August 27, 2009
Heidi L. Steiger

Lynn A. Stout*	Trustee	August 27, 2009
Lynn A. Stout

Ralph F. Verni*	Trustee	August 27, 2009
Ralph F. Verni

* By: /s/ Barbara E. Campbell
Barbara E. Campbell (As attorney-in-fact)

INDEX TO EXHIBITS

(1)	(b)		Amendment to Agreement and Declaration of Trust dated August 11, 2008

(2)	(c)		Amendment to By-Laws dated August 11, 2003

	(d)		Amendment to By-Laws dated February 7, 2005

	(e)		Amendment to By-Laws dated September 15, 2005

	(f)		Amendment to By-Laws dated December 11, 2006

	(g)		Amendment to By-Laws dated August 11, 2008

	(h)		Amendment to By-Laws dated November 17, 2008

(6)	(c)		Fee Reduction Agreement dated August 11, 2008

(13)	(g)		Form of Amendment to Broker-Dealer Agreement Relating to the Registrant’s
Auction Preferred Shares

(14)			Consent of Independent Registered Public Accounting Firm

(16)			Power of Attorney dated June 15, 2009

(17)	(a)	(i)	Eaton Vance Credit Opportunities Fund Annual Report to Shareholders for the period ended
April 30, 2009

		(ii)	Eaton Vance Limited Duration Income Fund Annual Report to Shareholders for the period ended April 30, 2009

	(b)		Form of Proxy Card

	(c)		Dividend Reinvestment Plan